UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

LIQUIDIA CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LIQUIDIA CORPORATION
419 Davis Drive, Suite 100
Morrisville, North Carolina 27560
www.liquidia.com
April 24, 2026
Dear Fellow Stockholders:
Last year, Liquidia was preparing for what we believed would be a defining moment: the commercial launch of YUTREPIA. That moment arrived, and the commercial success has been truly transcendent. In less than one year of commercial availability, YUTREPIA generated hundreds of millions in net product sales, was recognized as one of the top drug launches across all therapeutic categories in the past five years, and carried the company to profitability within just four months of launch. We ended the year with $190.7 million in cash and are continuing to generate positive cash flow. These are not the results of a company testing a thesis. These are the results of a thesis confirmed. The thesis, now proven, is that true innovation in inhaled delivery can meaningfully improve patient care and expand the treprostinil market, not only by shifting patients unable to tolerate existing options, but also by reaching new patients who were previously untreated.
The addressable markets are exceedingly attractive. The prostacyclin category across PAH and PH-ILD represents more than $4.5 billion in branded product sales today, with treprostinil formulations accounting for nearly $2.9 billion of that total. Inhaled treprostinil is increasingly driving growth in the category, especially in the more nascent market of PH-ILD, where only a minority of the 60,000 addressable patients have been treated to date.
YUTREPIA continues to rapidly capture a growing proportion of the inhaled treprostinil category. The uptake has been broad-based, with patient starts nearly equal between PAH and PH-ILD and coming from both prostacyclin-naïve patients and patients transitioning from inhaled and oral alternatives that underserved them. This provides clear early evidence of a market that values and is highly receptive to the differentiated product profile that YUTREPIA has quickly established.
The speed of adoption did not happen by chance. Our proprietary PRINT® technology, a precision particle engineering platform unlike anything else in the field, enabled us to develop a genuinely novel therapy: the first dry powder formulation of treprostinil to be specifically designed for directed delivery to the lower airway via a portable and easy-to-use low-resistance dry powder inhaler. This has allowed patients to tolerate YUTREPIA at meaningfully higher treprostinil doses than were historically achievable. Higher tolerated doses drive greater therapeutic exposure, and greater exposure drives better and more durable outcomes. That chain, from precision engineering to tolerability to dosing to efficacy, is the core of what makes YUTREPIA different, and it is why physicians have adopted it rapidly.
A successful launch is an achievement. A durable franchise built on improving patients’ lives is a commitment. That distinction defines the year ahead. We are investing the value generated by YUTREPIA directly into the future of the company. In 2026, we plan to initiate six new clinical studies designed to reinforce the value of YUTREPIA, advance L606 into its pivotal program, and explore new indications for the inhaled treprostinil family. These include transition studies from oral and other inhaled prostacyclin therapies, adjunctive combination studies including in combination with sotatercept, and expansion into disease areas such as systemic sclerosis—associated Raynaud’s phenomenon and IPF/PPF.
Early clinical evidence continues to reinforce what our registrational program established. Data from our ASCENT study in PH-ILD patients, presented at the Pulmonary Vascular Research Institute meeting, showed a median improvement of 41 meters in six-minute walk distance at 24 weeks, with no treatment-related serious adverse events and no patients discontinuing therapy due to cough. These results validate the principle at the heart of our platform: that precision-engineered deep-lung delivery enables patients to tolerate higher doses with fewer side effects, and that higher doses produce better outcomes.

Beyond YUTREPIA, L606, our investigational extended-release treprostinil administered twice daily via a rapid portable nebulizer, is advancing into its pivotal Phase 3 RE-SPIRE study across multiple territories. L606 is designed to deliver the therapeutic benefits of treprostinil with even greater tolerability and improved 24-hour coverage, extending our franchise into the next generation of inhaled prostacyclin therapy.
None of this would have been possible without the extraordinary commitment of the people who make up this company. Launching a novel therapy into a complex, high-touch market with the precision and speed that we have demonstrated is a reflection of the caliber and character of every person in this organization. As we scale for the opportunities ahead, we are investing in our team, adding more than a hundred new positions to match the pace of our growth. We will look for people who share the commitment that has defined Liquidia from the beginning: not simply to build a business, but to positively and measurably impact the lives of patients who have had too few options for too long.
We view everything that has been accomplished as the beginning, not the culmination. The work ahead, expanding the evidence, deepening our reach, and building toward a profitable and sustainable franchise, is where the true long-term value will be created. We are building a company that will be a leading and enduring presence in the treatment of pulmonary hypertension and related diseases, with the same rigor and purpose that defined the past year. I thank you for your support to date, and hope that you will support the measures in this year’s proxy statement so that we can continue to build Liquidia into the company we all aspire for it to be.
Yours sincerely,
/s/ Roger A. Jeffs, Ph.D. Roger A. Jeffs, Ph.D. Director and Chief Executive Officer

LIQUIDIA CORPORATION
419 Davis Drive, Suite 100
Morrisville, North Carolina 27560
www.liquidia.com
April 24, 2026
Dear Fellow Stockholders:
I am pleased to invite you to our 2026 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held on Tuesday, June 16, 2026, at 4:30 p.m. Eastern Time. The annual meeting will be a virtual meeting conducted solely online via live webcast and can be attended by visiting meetnow.global/MNVUTUZ. If you plan to attend the meeting virtually on the Internet, you must register by following the instructions contained in the Voting Procedures section of this proxy statement. In connection with the Annual Meeting, you will be asked to consider and vote on certain stockholder proposals which are more fully described in the accompanying proxy statement. Whether or not you plan to virtually attend the Annual Meeting, we urge you to read the proxy statement (and any documents incorporated into the proxy statement by reference) and consider such information carefully before voting.
On the pages after this letter, you will find the notice of our 2026 Annual Meeting of Stockholders, which lists the matters to be considered at the meeting, and the proxy statement, which describes the matters listed in the notice.
Your vote at this meeting is important. Whether or not you plan to virtually attend the meeting, I hope you will vote as soon as possible. If you are a stockholder of record, you may vote over the Internet or by telephone. You will find voting instructions in the notice and proxy statement and on the proxy card. If your shares are held in “street name”—that is, held for your account by a broker or other nominee—you will receive instructions from the holder of record that you must follow for your shares to be voted.
On behalf of the Board of Directors, I thank you for your continued support of Liquidia Corporation.
Yours sincerely,
/s/ Stephen Bloch, M.D. Stephen Bloch, M.D. Chairperson

LIQUIDIA CORPORATION
419 Davis Drive, Suite 100
Morrisville, North Carolina 27560
www.liquidia.com
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Annual Meeting”) of the holders of shares of common stock, each having a par value of $0.001 per share (“common stock”), of Liquidia Corporation (“Liquidia” or the “Company”), will be held at 4:30 p.m. Eastern Time on June 16, 2026 virtually at meetnow.global/MNVUTUZ, to consider and take action with respect to the following:
1.
A proposal to elect three Class II directors to serve on the Company’s Board of Directors (the “Board”) for a term expiring at our 2029 annual meeting of stockholders and until their successors are duly elected and qualified, or until such director’s earlier resignation, removal or death (the “Class II Director Election Proposal”);

2.
A proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Ratification Proposal”);

3.
A proposal to approve, by non-binding advisory vote, the compensation of our named executive officers (the “Advisory Vote on the Compensation of Our Named Executive Officers Proposal”); and

4.
To transact such other business as may properly come before the Annual Meeting or any postponement or adjournments thereof.

The annual meeting will be a virtual meeting conducted solely online and can be attended by visiting meetnow.global/MNVUTUZ. If you plan to attend the meeting virtually on the Internet, you must register by following the instructions contained in the Voting Procedures section of this proxy statement.
Holders of common stock of record at the close of business on April 20, 2026 are entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.
We have provided access to our proxy materials, including our Annual Report, to each stockholder of record in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about May 6, 2026, we anticipate mailing a Notice Regarding Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record as of April 20, 2026, and posted our proxy materials on the website referenced in the Notice (www.envisionreports.com/LQDA). As more fully described in the Notice, all stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
By Order of the Board of Directors
/s/ Russell T. Schundler
Russell T. Schundler
Secretary
April 24, 2026
Morrisville, North Carolina
YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND VIRTUALLY, PLEASE PROMPTLY VOTE YOUR PROXY BY ACCESSING THE INTERNET SITE AND FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD OR BY REQUESTING A PRINTED COPY OF THE PROXY MATERIALS AND MARKING, DATING, SIGNING AND RETURNING THE PROXY CARD.

LIQUIDIA CORPORATION
419 Davis Drive, Suite 100
Morrisville, North Carolina 27560
www.liquidia.com

PROXY STATEMENT
Anticipated to be Mailed on or about May 6, 2026
Annual Meeting of Stockholders to be held at 4:30 p.m. Eastern Time on June 16, 2026

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Liquidia Corporation (the “Company”) to be used at the Annual Meeting of the holders of shares of common stock, par value $0.001 per share (“common stock”), of the Company, to be held at 4:30 p.m. Eastern Time on June 16, 2026 and at any postponements or adjournment thereof (the “Annual Meeting”). The annual meeting will be a virtual meeting conducted solely online and can be attended by visiting meetnow.global/MNVUTUZ. If you plan to attend the meeting virtually on the Internet, you must register by following the instructions contained in the Voting Procedures section of this proxy statement. The time and place of the Annual Meeting are stated in the Notice Regarding Internet Availability of Proxy Materials (the “Notice”) and the Notice of Annual Meeting of Stockholders that accompanies this proxy statement. In this proxy statement, we sometimes refer to Liquidia Corporation and its wholly owned subsidiaries, Liquidia Technologies, Inc., a Delaware corporation (“Liquidia Technologies”), and Liquidia PAH, LLC, a Delaware limited liability company (“Liquidia PAH”), collectively, as “Liquidia,” the “Company,” “we” or “us.”
The expense of soliciting proxy cards, including the costs of preparing, assembling and mailing the Notice Regarding Internet Availability of Proxy Materials and the Notice of Annual Meeting of Stockholders, proxy statement and proxy card, will be borne by us. Instead of mailing a printed copy of our proxy materials, including our Annual Report, to each stockholder of record, we have decided to provide access to these materials in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about May 6, 2026, we anticipate mailing the Notice to all stockholders of record as of April 20, 2026 and posting our proxy materials on the website referenced in the Notice (www.envisionreports.com/LQDA). As more fully described in the Notice, all stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND VIRTUALLY, PLEASE PROMPTLY VOTE YOUR PROXY BY TELEPHONE, BY ACCESSING THE INTERNET SITE AND FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD OR BY MARKING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD.

VOTING PROCEDURES
WHO CAN VOTE?
Each share of our common stock that you owned as of the close of business on April 20, 2026, the record date for the Annual Meeting (the “Record Date”), entitles you to one vote on each matter to be voted upon at the Annual Meeting. On the Record Date, there were 88,893,621 shares of Liquidia common stock issued and outstanding and entitled to vote. Accordingly, there are an aggregate of 88,893,621 votes entitled to be cast at the Annual Meeting.

HOW CAN I ATTEND THE MEETING?
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by live webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.
You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting meetnow.global/MNVUTUZ. You also will be able to vote your shares online by attending the Annual Meeting via live webcast.
To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.
The online meeting will begin promptly at 4:30 p.m. Eastern Time. We encourage you to access the Annual Meeting 15 minutes prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

HOW DO I REGISTER TO ATTEND THE ANNUAL MEETING VIRTUALLY ON THE INTERNET?
If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare Trust Company, N.A. (“Computershare”)), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Company holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time, on June 11, 2026. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:
By email:
Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com;
By mail:
Computershare
Liquidia Corporation Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

WHAT IF I HAVE TROUBLE ACCESSING THE ANNUAL MEETING VIRTUALLY?
The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it, you may call 1-888-724-2416 (if calling from the United States) or +1 781-575-2748 (if calling internationally).

HOW DO I VOTE?
If your shares are registered directly in your name, you may vote:
•
Over the Internet or by Telephone.   If you are a registered stockholder (that is, if you hold your stock directly and not in street name), you may vote by telephone or over the Internet by following the instructions included in the Notice by accessing the Internet at www.envisionreports.com/LQDA and following the instructions contained on that website. Stockholders with shares registered directly with us may vote (i) by telephone by dialing 1-800-652-8683 toll-free from the United States, U.S. territories and Canada or (ii) by Internet at www.envisionreports.com/LQDA and following the instructions contained on that website. Internet and telephone voting are available 24 hours a day. You must specify how you want your shares voted or your Internet or telephone vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions.

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By Mail.   You may vote by mail by signing, detaching and returning the bottom portion of the proxy card with the postage prepaid envelope addressed to Computershare, Inc. provided with the proxy materials. If you wish to request a printed copy of the proxy materials by mail, send an email to investorvote@computershare.com by June 5, 2026 with “Proxy Materials—Liquidia” in the subject line. Include your full name and address in the email, plus the number located in the shaded bar on your Notice, and state in the email that you want a paper copy of the meeting materials. Your proxy will be voted according to your instructions. If you do not specify how you want your shares voted, they will be voted as recommended by our Board.

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Virtually at the Annual Meeting.   If you virtually attend the Annual Meeting, you may vote online during the Annual Meeting. To vote at the Annual Meeting, you must access meetnow.global/MNVUTUZ and will need the control number located on your proxy card or to follow the instructions that accompanied your proxy materials. We recommend that you log-in at least 15 minutes before the Annual Meeting starts to ensure that you are logged in when the virtual meeting begins. Only our stockholders and persons holding proxies from our stockholders may attend the Annual Meeting. Please see “How Can I Attend the Meeting?” and “How Do I Register to Attend the Annual Meeting Virtually on the Internet” above for more information.
If your shares are held in “street name” (held for your account by a broker or other nominee) you may vote:
•
Over the Internet or by Telephone.   You will receive instructions from your broker or other nominee if you are permitted to vote over the Internet or by telephone.

•
By Mail.   You will receive instructions from your broker or other nominee explaining how to cast your vote.

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Virtually at the Annual Meeting.   Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card. You will not be able to vote at the Annual Meeting unless you have a proxy from your broker issued in your name giving you the right to vote the shares. Please see “How Can I Attend the Meeting?” and “How Do I Register to Attend the Annual Meeting Virtually on the Internet” above for more information.

HOW CAN I CHANGE MY VOTE?
You may revoke your proxy and change your vote at any time before the Annual Meeting.   To do this, you must do one of the following:
•
Vote over the Internet or by Telephone as instructed above.

•
Submit a later dated and signed proxy card as instructed above.

•
Virtually attend the Annual Meeting and vote online by accessing meetnow.global/MNVUTUZ. Virtually attending the Annual Meeting will not revoke your proxy unless you specifically request it. Please see “How Can I Attend the Meeting?” and “How Do I Register to Attend the Annual Meeting Virtually on the Internet” above for more information.

The latest proxy vote that we receive from you or your brokerage firm, whether by Internet, Telephone, submitting a new proxy card (date of signature on the proxy card to be used) or voting online by virtually attending the Annual Meeting, will be counted as your final vote.

WILL MY SHARES BE VOTED IF I DO NOT RETURN MY PROXY?
If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone or return your proxy, or virtually attend and vote at the Annual Meeting. If you have misplaced your proxy, you may obtain another by following the instructions provided in the Notice or by accessing the Internet website at www.envisionreports.com/LQDA and following the instructions contained on that website.
If your shares are held in “street name,” your brokerage firm, under certain circumstances, may vote your shares for you if you do not return your proxy. Brokerage firms have authority to vote customers’ unvoted shares on matters that the New York Stock Exchange (“NYSE”) determines to be “routine.” If you do not give a proxy to your brokerage firm to vote your shares, your brokerage firm may either: vote your shares on routine matters, or leave your shares unvoted. Proposal 1, the election of three Class II directors, is not considered a routine matter. Proposal 2, the ratification of the independent registered public accounting firm, is considered a routine matter. Proposal 3, the approval, by non-binding advisory vote, of the compensation of our named executive officers, is not considered a routine matter. We therefore strongly encourage you to provide voting instructions to your brokerage firm by submitting your proxy. This ensures your shares will be voted at the meeting according to your instructions. You should receive directions from your brokerage firm about how to submit your proxy to them.

IF I DO NOT GIVE INSTRUCTIONS TO MY BANK OR BROKER, WHAT MATTERS DOES MY BANK OR BROKER HAVE AUTHORITY TO VOTE UPON?
Brokerage firms and other intermediaries holding shares of our common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. If you do not give instructions to your bank or broker within ten days of the Annual Meeting, it may vote your shares on our “routine” matters but will not be permitted to vote your shares with respect to “non-routine” matters. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm is a routine matter, while the election of our directors and the proposal to approve, by non-binding advisory vote, the compensation of our named executive officers are non-routine matters. When a bank or broker has not received instructions from the beneficial owners or persons entitled to vote and the bank or broker cannot vote on a particular matter because it is not routine, then there is a “broker non-vote” on that matter. Broker non-votes will be counted in determining whether there is a quorum for the Annual Meeting. As a result, we strongly encourage you to submit your voting instructions and exercise your right to vote as a stockholder.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?
It means that you have more than one account, which may be at the transfer agent, with stockbrokers or otherwise. Please vote over the Internet, or complete and return all proxies for each account to ensure that all of your shares are voted.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?
A majority of our outstanding shares of common stock as of the Record Date must be present at the Annual Meeting to hold the Annual Meeting and conduct business. This is called a quorum. Shares are counted as present at the Annual Meeting if the stockholder votes over the Internet or telephone, completes and submits a proxy or is virtually present at the Annual Meeting. Shares that are present that vote to abstain or do not vote on one or more of the matters to be voted upon are counted as present for establishing a quorum. If a quorum is not present, we expect that the Annual Meeting will be adjourned until we obtain a quorum.

WHAT VOTE IS REQUIRED TO APPROVE EACH MATTER AND HOW ARE VOTES COUNTED?
Proposal 1—Election of Three Class II Directors for a Term Expiring at our 2029 Annual Meeting of Stockholders
If a quorum is present or represented by proxy at the meeting, each Class II director nominee must be elected by a plurality of the votes cast by the stockholders entitled to vote at the meeting. A plurality means that the nominees with the largest number of votes are elected as directors up to the maximum number of directors to be elected at the Annual Meeting. If your broker holds your shares in “street name,” and if you do not vote your shares, your brokerage firm does not have the authority to vote your unvoted shares held by the firm since such matter is not considered routine. When a bank or broker has not received instructions from the beneficial owners or persons entitled to vote and the bank or broker cannot vote on a particular matter because it is not routine, then there is a “broker non-vote” on that matter. Broker non-votes do not count as votes “FOR” any nominee but will be counted in determining whether there is a quorum for the Annual Meeting. You may vote “FOR” any one or more of the nominees or “WITHHOLD” from voting “FOR” any one or more of the nominees. Withheld votes and broker non-votes will not be considered as votes cast “FOR” any nominee and will therefore have no effect on the outcome of the vote. If you submit a proxy and no vote is specified on the proxy, and in the absence of directions to the contrary, the shares will be voted “FOR” each of the Class II director nominees.
Proposal 2—Ratify the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the Year Ending December 31, 2026
To approve Proposal 2, if a quorum is present or represented by proxy at the meeting, stockholders holding a majority of Liquidia common stock present or represented by proxy at the Annual Meeting and voting on the matter must vote “FOR” the proposal, meaning that the votes cast by the stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” As Proposal 2 is a routine matter, broker non-votes will not occur with respect to this proposal. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” the ratification of the appointment of our independent auditor.
Proposal 3—Approve, by Non-Binding Advisory Vote, the Compensation of Our Named Executive Officers
To approve Proposal 3, if a quorum is present or represented by proxy at the meeting, stockholders holding a majority of Liquidia common stock present or represented by proxy at the Annual Meeting and voting on the matter must vote “FOR” the proposal, meaning that the votes cast by the stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” If your broker holds your shares in “street name,” and if you do not vote your shares, your brokerage firm does not have the authority to vote your unvoted shares held by the firm since such matter is not considered routine. When a bank or broker has not received instructions from the beneficial owners or persons entitled to vote and the bank or broker cannot vote on a particular matter because it is not routine, then there is a “broker non-vote” on that matter. As Proposal 3 is not a routine matter, withheld votes or abstentions have the same effect as a vote “AGAINST” and broker non-votes will have no effect on the outcome of this proposal. If you submit a proxy and no vote is specified on the proxy, and in the absence of directions to the contrary, the shares will be voted “FOR” the approval, by non-binding advisory vote, of the compensation of our named executive officers.
Our Board recommends that you vote:
•
“FOR” Proposal 1—elect three Class II directors to serve on the Board for a term expiring at our 2029 annual meeting of stockholders and until their successors are duly elected and qualified, or until such director’s earlier resignation, removal or death;

•
“FOR” Proposal 2—ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026; and

•
“FOR” Proposal 3—the approval, on an advisory basis, of the compensation of our named executive officers.

We do not know of any other matters that may come before the Annual Meeting other than the election of Class II directors, the ratification of the independent registered public accounting firm, and the approval, on an advisory basis, of the compensation of our named executive officers. If any other matters are properly presented to the Annual Meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their judgment.

We intend to announce preliminary voting results at the Annual Meeting. We will publish final results in a Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission (the “SEC”) no later than four business days following the Annual Meeting. To request a printed copy of our filings with the SEC, please write to Investor Relations, Liquidia Corporation, 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560, or e-mail Investor Relations at IR@liquidia.com. You will also be able to find a copy on the Internet through our website at www.liquidia.com or through the SEC’s electronic data system, called EDGAR, at www.sec.gov. Our website is not part of this proxy statement; references to our website address in this proxy statement are intended to be inactive textual references only.

WHO WILL PAY FOR THE COSTS OF SOLICITING THESE PROXIES?
We will pay the costs of soliciting proxies. In addition to mailing the Notice, our directors, officers and employees may solicit proxies by telephone, e-mail and in person, without additional compensation. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials to stockholders.

HOW CAN I RECEIVE FUTURE PROXY STATEMENTS AND ANNUAL REPORTS OVER THE INTERNET?
This proxy statement and our Annual Report for the fiscal year ended December 31, 2025 are available on our Internet site at www.liquidia.com. This proxy statement and our Annual Report for the fiscal year ended December 31, 2025 are also available on the Internet site at www.envisionreports.com/LQDA. Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving printed copies in the mail. If you are a stockholder of record, you can choose this option when you vote over the Internet and save us the cost of producing and mailing these documents. If you are a stockholder of record and choose to view future proxy statements and annual reports over the Internet, you will receive a proxy in the mail next year with instructions containing the Internet address to access those documents. If your shares are held through a broker or other nominee, you should check the information provided by them for instructions on how to elect to view future proxy statements and annual reports over the Internet.

WHY IS THE ANNUAL MEETING BEING HELD VIRTUALLY?
We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with Internet access.

THE CLASS II DIRECTOR ELECTION PROPOSAL
The Company’s Bylaws (the “Bylaws”) provide that the authorized number of directors of the Company shall not be less than three nor more than eleven. Nine directors are currently serving on the Board. The Board is authorized to increase or decrease the total number of directors within the limitations prescribed by the Company’s Bylaws. The Company’s Bylaws and Charter divide the Board into three classes with staggered three-year terms. Pursuant to the Charter and Bylaws, no one class of directors has more than one director more than any other class of directors.
At the Annual Meeting, the stockholders will be asked to elect three directors to serve for three-year terms expiring at the annual meeting of stockholders in 2029. The Class II director nominees, whose terms of office will expire at the Annual Meeting, are Katie Rielly-Gauvin, Ramandeep Singh and David Johnson. If each director is elected, the total number of authorized directors comprising the Company’s Board will remain at nine directors, effective immediately following the Annual Meeting.
The Board has nominated, upon the recommendation of our Nominating and Corporate Governance Committee, Ms. Rielly-Gauvin and Messrs. Singh and Johnson. Proxies solicited by the Board will, unless otherwise directed, be voted to elect the three nominees named below. Each nominee has indicated a willingness to serve for the term to which they are nominated, if elected. In case any nominee is not a candidate at the Annual Meeting, the proxies named in the enclosed form of proxy intend to vote in favor of the remaining nominees and to vote for a substitute nominee in their discretion in such class, as they shall determine. Set forth below is certain information about the nominees for election as directors, including each nominee’s age, principal occupation and business experience for at least the past five years and the names of other publicly held companies on whose boards the nominee serves or has served in the past five years. There are no family relationships among any of our directors, nominees for director and executive officers.
NOMINEES FOR A THREE-YEAR TERM EXPIRING AT THE 2029 ANNUAL MEETING
The following information contains information about the nominees as of the Record Date, including the nominee’s age, business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and our Board to determine that the nominee should serve as one of our directors.
Name	Age	Principal Occupation and Business Experience
Katie Rielly-Gauvin	62
Ms. Rielly Gauvin has been a member of our Board and a member of our Nominating and Corporate Governance Committee since Liquidia Corporation’s formation in June 2020. Ms. Rielly Gauvin has also served on our Compensation Committee since January 2022. Previously, Ms. Rielly-Gauvin served as Chairperson of our Research and Development Committee from June 2020 to January 2022 and as a member of our Litigation Committee from August 2020 to January 2022. Ms. Rielly-Gauvin has been a member of the board of directors of Liquidia Technologies since October 2019 and served as a member of the Liquidia Technologies Nominating and Corporate Governance Committee and Research and Development Committee from October 2019 until consummation of the Merger Transaction (as defined below) in November 2020. Ms. Rielly Gauvin served as the Vice President of Global Commercial Development of AbbVie Inc. (NYSE: ABBV) (“AbbVie”), a pharmaceutical research and development company, from January 2013 until August 2023. During her tenure, she oversaw and led the strategic direction and expansion of the Immunology, Oncology, Neuroscience and Specialty Therapeutic areas, as well as the commercial strategy and development for the pipeline. Prior to joining AbbVie, Ms. Rielly Gauvin worked in the Johnson & Johnson family of companies across a variety of roles in commercial, medical affairs and research capacities, including Vice President and General Manager for the Janssen Commercial CNS organization. Ms. Rielly Gauvin holds a Bachelor

Name	Age	Principal Occupation and Business Experience

of Science degree in Chemistry from Simmons University and an MBA in Economics from Rutgers University. We believe Ms. Rielly Gauvin is qualified to serve on our Board due to her extensive industry experience and knowledge in drug development and commercialization.

Ramandeep Singh	55
Mr. Singh has been a member of our Board, our Audit Committee and our Nominating and Corporate Governance Committee since Liquidia Corporation’s formation in June 2020. Mr. Singh has been a member of the board of directors of Liquidia Technologies since February 2018. Since October 2025, Mr. Singh has served on the board of directors of Firebird Biologics which specializes in the field of Oncology, CNS and Rare Diseases. Prior to this, from July 2020 to June 2025, Mr. Singh served as the Chief Executive Officer of Juniper Biologics which specializes in Oncology & Oncology Supportive Care, Gene Therapy & Rare Diseases. Previously, from 2011 to December 2020, Mr. Singh served as the chief executive officer of Mundipharma Pte Limited, which is part of a network of independent associated companies active in the fields of analgesia, oncology, ophthalmology, respiratory, specialty care and consumer health. Mr. Singh graduated with a Bachelor’s degree in Mechanical Engineering. He also holds a Master’s degree in International Management from Thunderbird School of Global Management and in Business Administration from Assumption University. We believe Mr. Singh is qualified to serve on our Board due to his vast industry experience and knowledge as well as his business experience.

David Johnson	43
As a condition to, and concurrent with, closing our private placement of common stock in April 2021, pursuant to that certain Common Stock Purchase Agreement, dated as of April 12, 2021, by and among Liquidia, a fund and account managed by Caligan Partners LP (“Caligan”) and certain other accredited investors, and that certain Standstill Agreement, dated as of April 13, 2021, by and between Liquidia and Caligan (the “Standstill Agreement”), Mr. Johnson was appointed as a member of our Board and Audit Committee. Previously, from April 2021 to January 2022, Mr. Johnson served as a member of our Research and Development Committee. Since September 2017, Mr. Johnson has served as the Managing Partner and co-Founder of Caligan, an SEC-registered investment manager. Previously, Mr. Johnson was a Managing Director at The Carlyle Group, where he was employed from 2010 to 2017. Prior to joining Carlyle, Mr. Johnson worked for six years at Morgan Stanley, where he was a Vice President in the Principal Investments area. Mr. Johnson currently serves as a non-executive director and member of the Audit Committee and R&D Committee for Exelixis, Inc. (EXEL). Mr. Johnson was previously a director of AMAG Pharmaceuticals from October 2019 through November 2020. Mr. Johnson has served on the Executive Committee for the Harvard College Fund and is a member of the board of directors of the Children’s Scholarship Fund. Mr. Johnson received his A.B. in Applied Mathematics, cum laude, from Harvard College in 2004 and a S.M. in Applied Mathematics from Harvard College in 2004. The Board believes that Mr. Johnson’s qualifications to sit on the Board include his extensive experience as an investor and his insights into financial strategy, and organizational and business development.

Vote Required
Assuming the presence of a quorum at the Annual Meeting, the election of a Class II director requires the affirmative vote of a plurality of the shares of common stock present in person, by remote communication, or represented by proxy and entitled to vote. Thus, the three nominees with the greatest number of votes will be elected.
Board Recommendation
After careful consideration, the Board determined that election of each of the nominees for director named above is advisable and in the best interests of Liquidia and its stockholders. On the basis of the foregoing, the Board has approved and declared advisable the election of each of the nominees for director named above and recommends that you vote “FOR” the election of each of the nominees for director named above.
CLASS I DIRECTORS CONTINUING IN OFFICE UNTIL THE 2028 ANNUAL MEETING
The following contains certain information about those directors whose terms do not expire until the 2028 annual meeting and who are not standing for reelection, including their business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused our Board to determine that the directors should serve as one of our directors. The age of each director as of the Record Date is set forth below.
Name	Age	Principal Occupation and Business Experience
Stephen Bloch, M.D.	63
Dr. Bloch has been the Chairperson and member of our Board, and a member of our Audit Committee, since Liquidia Corporation’s formation in June 2020 and has served as a member and Chairperson of our Nominating and Corporate Governance Committee since April 2021. Dr. Bloch served as Chairperson of our Compensation Committee from June 2020 through November 2020 and is currently a member of the Compensation Committee. Previously, Dr. Bloch served as a member of our Litigation Committee from August 2020 to January 2022 and as a member of our Research and Development Committee from April 2021 to January 2022. Dr. Bloch has been a member of the board of directors of Liquidia Technologies since July 2009. Dr. Bloch is currently a director of a number of private life sciences companies and served as a director of Marinus Pharmaceuticals, Inc. (Nasdaq: MRNS) from September 2005 until April 2016. Dr. Bloch has served as Chief Executive Officer of EvolveImmune Therapeutics since January 2020 and as Chief Executive Officer of Allyx Therapeutics, Inc. since July 2020. Dr. Bloch has also been a general partner at Canaan Partners, a global venture capital firm, since November 2007. From August 2003 to November 2007, Dr. Bloch was a principal at Canaan Partners. From January 1995 to June 2002, Dr. Bloch was the founder and chief executive officer of Radiology Management Sciences, LLC, a specialty medical management company. Dr. Bloch graduated from Dartmouth College with a Bachelor of Arts. Dr. Bloch also holds a Doctor of Medicine from the University of Rochester and a Master of Arts in the History of Science from Harvard University. We believe Dr. Bloch is qualified to serve on our Board due to his financial expertise, experience as a venture capitalist and his experience of serving on the board of directors for several public and private pharmaceutical and life sciences companies.

Name	Age	Principal Occupation and Business Experience
Joanna Horobin, M.B., C.H.B.	71
Dr. Horobin has been a member of our Board of Directors since Liquidia Corporation’s formation in June 2020. Dr. Horobin has been Chairperson of our Compensation Committee since December 2020, and has served as a member of our Compensation Committee since June 2020. Dr. Horobin also served as a member of our Research and Development Committee from June 2020 to January 2022 and as a member of our Litigation Committee from August 2020 to January 2022. Dr. Horobin has been a member of the board of directors of Liquidia Technologies since October 2019. Dr. Horobin served as the Senior Vice President and Chief Medical Officer of Idera Pharmaceuticals, Inc., a clinical stage biopharmaceutical company focused on the clinical development, and ultimately the commercialization, of drug candidates for both oncology and rare disease indications (“Idera”) (Nasdaq: IDRA), from November 2015 until July 2019. Prior to joining Idera, Dr. Horobin served as the Chief Medical Officer of Verastem, Inc. (“Verastem”) (Nasdaq: VSTM), a biopharmaceutical company focused on developing and commercializing medicines to improve the survival and quality of life of cancer patients, from September 2012 to July 2015. Prior to joining Verastem, she served as President of Syndax Pharmaceuticals, Inc. (“Syndax”) (Nasdaq: SNDX), a clinical stage biopharmaceutical company developing an innovative pipeline of cancer therapies, from September 2006 to September 2012 and as Chief Executive Officer from September 2006 until April 2012. Prior to that, Dr. Horobin held several roles of increasing responsibility at global pharmaceutical corporations such as Rhône Poulenc Rorer (now Sanofi) and Chugai Rhône Poulenc. Dr. Horobin received her medical degree from the University of Manchester, England. We believe Dr. Horobin is qualified to serve on our Board due to her extensive industry experience and knowledge in drug development and commercialization.

Roger A. Jeffs, Ph.D.	64
Dr. Jeffs has been our Chief Executive Officer since January 2022 and a member of our Board of Directors since November 2020. Dr. Jeffs served on our Compensation Committee from November 2020 to December 2021 and on our Research and Development Committee and our Litigation Committee from April 2021 to January 2022. Dr. Jeffs also served as a director of RareGen from August 2018 until November 2020. Dr. Jeffs is currently the Co-Founder and Vice Chairman of Kriya Therapeutics, a gene therapy company, where he has served since October 2019. Dr. Jeffs was previously at United Therapeutics Corporation, a biotechnology company, where he worked for 18 years until 2016. Dr. Jeffs joined United Therapeutics Corporation during its inception phase in 1998 as Director of Research, Development, and Medical and served as its President and Chief Operating Officer from 2001 to 2014, and President and co-CEO from 2015-2016, and was a member of the board of directors from 2001 through 2016. While at United Therapeutics, Dr. Jeffs helped lead the initial public offering, oversaw the clinical development and regulatory approval of six products for rare diseases, and managed the commercial effort that led to a consistent

Name	Age	Principal Occupation and Business Experience

>20% CAGR and $1.5 billion revenue run rate. United Therapeutics was consistently recognized as one of the fastest growing companies and best places to work during his tenure. Dr. Jeffs previously held positions at Amgen, Inc., a biopharmaceutical company, and Burroughs Wellcome Co., a pharmaceutical company, where he held roles in clinical development. Dr. Jeffs currently serves on the board of directors of Axsome Therapeutics, Inc. (Nasdaq: AXSM) and previously served, within the last five years, on the board of directors of Albireo Pharma, Inc. (Nasdaq: ALBO). Dr. Jeffs holds an undergraduate degree in chemistry from Duke University and a Ph.D. in pharmacology from the University of North Carolina School of Medicine. We believe Dr. Jeffs’ scientific background and business experience, coupled with his experience as a chief executive officer of a publicly-traded biotechnology company, provide him with the qualifications and skills to serve on our Board.

CLASS III DIRECTORS CONTINUING IN OFFICE UNTIL THE 2027 ANNUAL MEETING
The following contains certain information about those directors whose terms do not expire until the 2027 annual meeting and who are not standing for reelection, including their business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused our Board to determine that the directors should serve as one of our directors. The age of each director as of the Record Date is set forth below.
Name	Age	Principal Occupation and Business Experience
Damian deGoa	47
Mr. deGoa has been a member of our Board since December 2020 and a member of our Audit Committee since August 2025. Mr. deGoa recently served as Chief Operating Officer at Ottawa Avenue Private Capital from January 2022 to July 2024. Previously, Mr. deGoa served as our Chief Executive Officer from December 2020 to January 2022 and as Chief Executive Officer and a director of RareGen, LLC (now known as Liquidia PAH), a current wholly owned subsidiary of the Company (“RareGen”), from September 2018 until RareGen’s acquisition by the Company in November 2020. From December 2012 until September 2018, Mr. deGoa was the Managing Director of PBM Capital Group, LLC (“PBM Capital”) where he led several portfolio investments, divestments and operations. From April 2015 to April 2017, Mr. deGoa served as Chief Executive Officer of Breas Medical Group, a PBM Capital portfolio company which was acquired by Fosun Pharma in March 2017, and subsequently served as a director of Breas Medical Group from March 2017 to February 2020. Prior to joining PBM Capital, Mr. deGoa held various roles at Perrigo Company from August 2007 until December 2012, including Head of International Business Development, Divisional Finance Lead for Perrigo Company’s nutrition segment and Director of Corporate Development and Rx Business Development. Mr. deGoa holds a Bachelor of Arts in Economics and Philosophy from the University of Michigan and a Master’s in Business Administration in Finance from DePaul University. Mr. deGoa is qualified to serve on the Board due to his extensive and broad range of experience in business and healthcare product development, including previous commercial experience with treprostinil as our Chief Executive Officer and as Chief Executive Officer of RareGen.

Name	Age	Principal Occupation and Business Experience
Arthur Kirsch	74
Mr. Kirsch has been a member of our Board, Chairperson of our Audit Committee and a member of our Compensation Committee since Liquidia Corporation’s formation in June 2020. Previously, Mr. Kirsch served as a member of our Litigation Committee from August 2020 to January 2022. Mr. Kirsch has been a member of the board of directors of Liquidia Technologies since September 2016, and was the Chairperson of Liquidia Technologies’ Audit Committee since its formation in August 2016 until consummation of the Merger Transaction (as defined below) in November 2020 and a member of Liquidia Technologies’ Compensation Committee from May 2019 until November 2020. Mr. Kirsch previously served as a director of POZEN Inc. (Nasdaq: POZN) from May 2004 until February 2016, as a director of Aralez Pharmaceuticals, Inc. (Nasdaq: ARLZ) from February 2016 until May 2019, as a director of Kadmon Corporation (NYSE: KDMN) from May 2019 to November 2021 and as a director of Immunomedics, Inc. (Nasdaq: IMMU) from August 2015 until October 2016. Mr. Kirsch is currently a consultant. From 2005 until 2018, Mr. Kirsch served as a managing director and senior advisor for GCA Global, LLC, a global investment banking firm. From 1994 to 2005, he served as executive vice president, head of research at Vector Securities, LLC, a brokerage firm. From 1990 to 1993, Mr. Kirsch served as president of Natwest Securities Limited, a brokerage firm. From 1979 to 1990, Mr. Kirsch worked at Drexel Burnham Lambert, Inc., an investment banking firm, where he held the position of executive vice president, head of equity division. Mr. Kirsch graduated from the University of Rhode Island with a Bachelor of Science and also holds a Master of Business Administration from Baruch College. We believe Mr. Kirsch is qualified to serve on our Board due to his business and financial expertise and his experience serving on the boards of directors of several public pharmaceutical and life sciences companies.

Paul B. Manning	70
Mr. Manning has been a member of our Board since December 2020. Since 2010, Mr. Manning has served as the Chairman and Chief Executive Officer of PBM Capital Group, a private equity investment firm in the business of investing in healthcare and life-science related companies, which he founded. Prior to that, Mr. Manning founded PBM Products in 1997, a producer of infant formula and baby food, which was sold to Perrigo Corporation in 2010. Mr. Manning has served as a director of Verrica Pharmaceuticals, Inc. (Nasdaq: VRCA) since December 2015 and as a director of Candel Therapeutics, Inc. (Nasdaq: CADL) since November 2018. Within the past five years, Mr. Manning previously served on the board of directors of Taysha Gene Therapies, Inc. (Nasdaq: TSHA), Dova Pharmaceuticals, Inc. and AveXis, Inc. Mr. Manning also served as a director of RareGen from August 2018 until November 2020 and also serves as a director of other private companies. Mr. Manning received a B.S. in microbiology from the University of Massachusetts. We believe that Mr. Manning is qualified to serve on our Board based upon his over 30 years of managerial and operational experience in the healthcare industry and as an investor in healthcare related companies.

THE AUDITOR RATIFICATION PROPOSAL
Our Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. In connection with this appointment, PricewaterhouseCoopers LLP will examine and report to stockholders on the financial statements of the Company for 2026.
Although stockholder ratification of the appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise, the Board has put this proposal before the stockholders because it believes that seeking stockholders’ ratification of the Audit Committee’s appointment of our independent registered public accounting firm is good corporate practice. This vote is only advisory, however, because the Audit Committee has the sole authority to retain and dismiss our independent registered public accounting firm. If the appointment of PricewaterhouseCoopers LLP is not ratified, the Audit Committee will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement. Even if the appointment is ratified, the Audit Committee in its sole discretion may direct the appointment of a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.
Representatives of PricewaterhouseCoopers LLP are expected to be virtually present at the Annual Meeting and are expected to be available to respond to appropriate questions from stockholders. They also will have the opportunity to make a statement if they desire to do so.
Vote Required
Assuming the presence of a quorum at the Annual Meeting, the Auditor Ratification Proposal requires the affirmative vote of the holders of a majority of the shares of common stock present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon, in order for such proposal to be approved. This means that the number of votes cast “FOR” must exceed the combined number of votes “AGAINST” and abstentions (which will each have the same effect as an “AGAINST” vote).
Board Recommendation
After careful consideration, the Board determined that ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026 is advisable and in the best interests of the Company and its stockholders. On the basis of the foregoing, the Board has approved and declared advisable the ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026 and recommends that you vote “FOR” the ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026.
Principal Accounting Fees and Services
The following table summarizes the aggregate fees billed for professional services rendered to us by PricewaterhouseCoopers LLP, our registered independent public accounting firm, during the fiscal years ended December 31, 2025 and 2024. A description of these fees and services follows the table.
	2025	2024
Audit Fees(1)	$900,000	$901,026
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	2,000	2,000
TOTAL	$902,000	$903,026

(1)   Audit fees consist of fees billed for the audit of our annual financial statements, the review of our interim financial statements and related services that are normally provided in connection with public offerings, including the registration statements for our public offering in September 2024, our private offerings in January 2024 and September 2024 and our long-term incentive plans.
(2)   Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” There were no such fees in 2025 or 2024.
(3)   Tax fees consist of fees billed for services including, but not limited to, assistance with tax compliance, tax advice and tax planning. There were no such fees in 2025 or 2024.
(4)   This category includes fees billed for the use of a research tool and automated disclosure checklist.
The Audit Committee has considered whether the provision of these services by PricewaterhouseCoopers LLP is compatible with maintaining the independence of PricewaterhouseCoopers LLP. Further, pursuant to the Audit Committee’s pre-approval policies and procedures described below, all of the services provided by PricewaterhouseCoopers LLP in 2024 and 2025 were approved in advance. The Audit Committee did not rely on the waiver of pre-approval procedures permitted with respect to de minimis non-audit services under the applicable rules of the SEC for its approval of any of the services provided by PricewaterhouseCoopers LLP in 2024 and 2025.
Pre-Approval of Audit and Permissible Non-Audit Services
Our Audit Committee requires pre-approval of all audit and non-audit services in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the Company’s management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). The Audit Committee has the authority to delegate to one or more members of the Audit Committee the authority to grant pre-approvals of audit and permissible non-audit services by the independent registered public accounting firm, provided that all pre-approvals by such Audit Committee members must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee considers, among other things, whether the provision of such audit or non-audit services is consistent with applicable regulations regarding maintaining auditor independence, whether the provision of such services would impair the independent registered public accounting firm’s independence and whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service.
Report of the Audit Committee
The following Report of the Audit Committee shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate it by reference therein.
The Audit Committee reviews our financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements, the reporting process and maintaining our system of internal control over financial reporting. Our independent registered public accounting firm was engaged to audit and express opinions on the conformity of our financial statements with generally accepted accounting principles in the United States.
The Audit Committee of the Board has:
•
Reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2025 with management;

•
Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and

•
Received the written disclosures and a letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding PricewaterhouseCoopers LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has further discussed with PricewaterhouseCoopers LLP their independence.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and PricewaterhouseCoopers LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.
Submitted by the members of the Audit Committee:
Arthur Kirsch, Chairperson
Stephen Bloch, M.D.
Damian deGoa
David Johnson
Ramandeep Singh

THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS PROPOSAL
The executive officer compensation programs are designed to support our business goals and to promote short- and long-term profitable growth. We are asking our stockholders to approve, on a non-binding advisory basis, the compensation of our named executive officers. We urge stockholders to read the “Executive Compensation” section of this Proxy Statement, which describes our executive compensation policies, and to review the other related compensation tables and narratives, which provide detailed information on the compensation of our named executive officers. Our Compensation Committee believes that our policies and procedures are effective in fulfilling our objectives and that the compensation of our named executive officers reported in this Proxy Statement has supported and will contribute to our long-term success.
This proposal, commonly known as a “say on pay” vote, gives stockholders the opportunity to endorse or not endorse the compensation of our executives as disclosed in this proxy statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:
RESOLVED, that the stockholders approve the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the compensation tables and related narrative disclosure in our Proxy Statement for the Annual Meeting.
This vote will not be binding on our Board and may not be construed as overruling a decision by our Board or creating or implying any change to the fiduciary duties of our Board. The vote will not affect any compensation previously paid or awarded to any executive. Our Compensation Committee and our Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.
Vote Required
Assuming the presence of a quorum at the Annual Meeting, the Advisory Vote on the Compensation of Our Named Executive Officers Proposal requires the affirmative vote of the holders of a majority of the shares of common stock present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon, in order for such proposal to be approved. This means that the number of votes cast “FOR” must exceed the combined number of votes “AGAINST” and abstentions (which will each have the same effect as an “AGAINST” vote).
Board Recommendation
After careful consideration, the Board determined that the approval, on an advisory basis, of the compensation of our named executive officers is advisable and in the best interests of the Company and its stockholders. On the basis of the foregoing, the Board has approved and declared advisable the approval, on an advisory basis, of the compensation of our named executive officers and recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers.

LIQUIDIA CORPORATE GOVERNANCE
Director Independence
Our Board has determined that each of Drs. Bloch and Horobin, Ms. Rielly-Gauvin and Messrs. deGoa, Johnson, Kirsch, Manning and Singh are independent directors as that term is defined under the applicable independence listing standards of the Nasdaq Stock Market LLC (“Nasdaq”). In making this determination, our Board applied the standards set forth in the Nasdaq listing standards and in Rule 10A-3 under the Exchange Act. In evaluating the independence of Drs. Bloch and Horobin, Ms. Rielly-Gauvin and Messrs. deGoa, Johnson, Kirsch, Manning and Singh, our Board considered, as applicable, their current and historical employment, any compensation we have given to them, any transactions we have entered into with them, their beneficial ownership of our capital stock, their ability to exert control over us, all other material relationships they have had with us and the same facts with respect to their immediate families. The Board also considered all other relevant facts and circumstances known to it in making this independence determination. In addition, Drs. Bloch and Horobin, Ms. Rielly-Gauvin and Messrs. deGoa, Johnson, Kirsch, Manning and Singh are non-employee directors as of the date of this proxy statement, as defined in Rule 16b-3 of the Exchange Act.
Election Arrangements
Prior to the effectiveness of the closing of our acquisition of RareGen (now Liquidia PAH) in November 2020 (the “Merger Transaction”) pursuant to that certain Agreement and Plan of Merger, dated as of June 29, 2020, as amended, by and among Liquidia, RareGen, Gemini Merger Sub I, Inc., Gemini Merger Sub II, LLC and PBM RG Holdings, LLC, but conditioned on the closing of the Merger Transaction, pursuant to those certain Cooperation Agreements, dated as of June 29, 2020 (the “Cooperation Agreements”), our Board increased the authorized number of directors from eight to nine and appointed Dr. Jeffs and Mr. Manning as a Class I and Class III director, respectively, for terms expiring at our 2022 and 2021 annual meetings of stockholders, respectively, and until their successors are elected and qualified, or until such director’s earlier resignation, removal or death. The size of our Board shall not exceed nine directors during the Cooperation Period (as defined below) unless at least two-thirds of the members of the Board approve an increase in the size of the Board. Concurrently upon appointment to the Board, (A) Dr. Jeffs was appointed to the Compensation Committee and (B) Mr. Manning was appointed to the Nominating and Corporate Governance Committee and, in each case, we have agreed to maintain such committee appointments during the term of the applicable Cooperation Agreement, as long as each such director (or, as applicable, their PBM or Serendipity Replacement Designee (as defined below)) continues to serve on our Board. Dr. Jeffs resigned from the Compensation Committee on December 31, 2021 in connection with his appointment as Chief Executive Officer of the Company. During the Cooperation Period, as long as the investors who are party to the Cooperation Agreements continue to own at least 66% of the Company’s voting securities owned by such parties as of the closing of the Merger Transaction (and subject to adjustment for stock splits, reclassifications, combinations, buybacks or similar transactions) and in the event that Dr. Jeffs and Mr. Manning (or any PBM or Serendipity Replacement Designee, as applicable) becomes unwilling or unable to serve as a director and ceases to be a director, resigns as a director or is removed as a director, or for any other reason fails to serve or is not serving as a director at any time prior to the end of the Cooperation Period, then such investor(s) shall be entitled to designate, subject to the approval (not to be unreasonably withheld) of the applicable committee of the Board, a candidate for replacement of the applicable director (such replacement, a “PBM or Serendipity Replacement Designee”). The “Cooperation Period” commenced on June 29, 2020, which is the date of the Merger Agreement, and will expire on the one-year anniversary of the date on which Dr. Jeffs or Mr. Manning or any PBM or Serendipity Replacement Designee affiliated with such director no longer serves on our Board.
Pursuant to the Standstill Agreement, our Board appointed Mr. Johnson as a Class II director for an initial term expiring at our 2023 annual meeting of stockholders and until his successor is elected and qualified, or until his earlier resignation, removal or death. Concurrently upon appointment to the Board, Mr. Johnson was appointed to the Audit Committee, and we have agreed to maintain such committee appointment during the term of the Standstill Agreement, as long as Mr. Johnson (or, as applicable, his Caligan Replacement Designee (as defined below)) continues to serve on our Board. During the Standstill Period, as long as Caligan continues to own at least 66% of the Company’s voting securities owned by Caligan as of the closing of its original investment in the Company (and subject to adjustment for stock splits, reclassifications, combinations, buybacks or similar transactions) and in the event that the Mr. Johnson (or any Caligan Replacement Designee) becomes unwilling or unable to serve as a director and ceases to be a director, resigns as a director or is removed as a director, or for any other reason fails to serve or is not serving as a director at any time prior to the end of the Standstill Period, then Caligan shall be entitled to designate, subject to the approval (not to be unreasonably withheld) of the applicable committee of the Board, a candidate for replacement of the applicable director (such replacement, a “Caligan Replacement Designee”). The “Standstill Period” commenced on April 13, 2021, which is the date of Caligan’s original investment in the Company, and will expire on the one-year anniversary of the date on which Mr. Johnson or any Caligan Replacement Designee no longer serves on our Board.
There are no further contractual obligations, or terms of our outstanding securities, regarding the election of our directors.
Board Leadership Structure and Role in Risk Oversight
Our Board evaluates its leadership structure and role in risk oversight on an ongoing basis.
Our Board is composed of nine directors, of whom eight are independent in accordance with the applicable Nasdaq independence listing standards. Presently, the Board has the following standing committees: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each of the standing committees is comprised solely of independent directors. In accordance with Nasdaq rules, our Audit Committee is responsible for overseeing risk management and updates the full Board periodically.
To assure effective and independent oversight of management, our Board currently operates with the roles of Chief Executive Officer and Chairperson of the Board separated in recognition of the differences between these two roles in the management of the Company. Although our Board does not have a policy as to whether the same individual may serve as both Chairperson of the Board and Chief Executive Officer, or if the roles must be separate, our Board believes that its current leadership structure provides the most effective leadership model for our Company, as it promotes balance between the Board’s independent authority to oversee our business and the Chief Executive Officer and his management team which manages the business on a day-to-day basis. The Chief Executive Officer has overall responsibility for all aspects of our operation, while the Chairperson of the Board has a greater focus on governance of the Company, including oversight of the Board. We believe this balance of shared leadership between the two positions is a strength for the Company. As our Chairperson, Dr. Bloch calls and chairs regular and special meetings of the Board, provides meaningful input into the agenda of Board meetings, authorizes the retention of outside advisors, consultants and legal counsel who report directly to the Board and consults frequently with committee chairs. Additionally, by permitting more effective monitoring and objective evaluation of the Chief Executive Officer’s performance, this structure increases the accountability of the Chief Executive Officer. A separation of the Chief Executive Officer and Chairperson of the Board roles also prevents the Chief Executive Officer from controlling the Board’s agenda and information flow, thereby reducing the likelihood that the Chief Executive Officer would abuse its power.
The Board, acting primarily through the Audit Committee, is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes. This division of responsibilities is the most effective approach for addressing the risks facing the Company, and the Company’s board leadership structure supports this approach. Through our Chief Executive Officer and other members of management, the Board receives periodic reports regarding the risks facing the Company. In addition, the Audit Committee assists the Board in its oversight role by receiving periodic reports regarding our risk and control environment.
The Compensation Committee also reviews the Company’s compensation practices to confirm that they do not create risks likely to have a material adverse effect on the Company. This review includes comparing the compensation practices of the Company with peer companies in the biotechnology and pharmaceuticals sectors as well as ensuring that the compensation packages of key executives are tied to the long-term success of the Company and therefore correlated to increases in stockholder value.
Meetings of the Board and its Committees
The public company Board of Liquidia Corporation held a total of seven meetings during the fiscal year ended December 31, 2025. During the fiscal year ended December 31, 2025, no director attended fewer than

75% of the aggregate of all meetings of the Board held during the period in which he or she served as a director and the total number of meetings held by the committee(s) on which he or she served during the period. Members of our Board are invited and encouraged to attend each annual meeting of stockholders. Eight of our then-serving members of our Board virtually attended the 2025 annual meeting of stockholders.
Board Committees
Our Board currently has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. These committees, their principal functions and their respective memberships are described below.
Audit Committee
The Audit Committee of our Board oversees the quality and integrity of our financial statements and other financial information, accounting and financial reporting processes, internal controls and procedures for financial reporting and internal audit function. It also oversees the audit and other services provided by our independent auditor and is directly responsible for the appointment, independence, qualifications, compensation and oversight of the independent auditor. In addition, our Audit Committee is responsible for reviewing our compliance with legal, regulatory, and cybersecurity requirements, and it assists the Board in an initial review of recommendations to the Board regarding proposed business transactions.
The current members of our Audit Committee are Dr. Bloch and Messrs. deGoa, Johnson, Kirsch and Singh, with Mr. Kirsch serving as Chairperson. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Mr. Kirsch is an “audit committee financial expert” as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Under the rules of the SEC, members of the Audit Committee must also meet heightened independence standards. Our Board has determined that each of Dr. Bloch and Messrs. deGoa, Johnson, Kirsch and Singh are independent under the heightened audit committee independence standards of the SEC and Nasdaq. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq.
The Audit Committee of Liquidia Corporation held six meetings during the year ended December 31, 2025. A copy of the Audit Committee’s charter is posted on our website at www.liquidia.com.
Compensation Committee
The Compensation Committee of our Board reviews and determines the compensation of all of our executive officers and establishes our compensation policies and programs. Specific responsibilities of our Compensation Committee include, among other things, evaluating the performance of our Chief Executive Officer and determining our Chief Executive Officer’s compensation. It also determines the compensation of our other executive officers. In addition, our Compensation Committee administers all equity compensation plans and has the authority to grant equity awards subject to the terms and conditions of such equity compensation plans. Our Compensation Committee also reviews and approves various other compensation policies and matters, including establishing policies and making recommendations to our Board regarding director compensation. In reviewing and advising the Board, the Compensation Committee considers aligning the level and structure of compensation with the long-term interest and risk policies of the Company, and creates a compensation structure that is appropriate to attract, retain and motivate (a) directors to provide good stewardship of the Company, and (b) key management personnel to successfully manage the Company, while not paying more than necessary to accomplish the foregoing. Our Compensation Committee may also review and discuss with management the information describing our executive compensation policies, compensation of executive officers and directors and other related compensation tables and narratives that we may be required from time to time to include in SEC filings, and it may prepare a compensation committee report on executive compensation as may be required from time to time to be included in our annual proxy statements or annual reports on Form 10-K filed with the SEC.
In fulfilling its responsibilities, the Compensation Committee shall, to the extent permitted by the applicable rules of Nasdaq and applicable law, be entitled to delegate any or all of its responsibilities to one or more subcommittees of the Compensation Committee comprised of one or more members of the Compensation Committee. In connection with its evaluations and determinations in 2025, FW Cook, a nationally known executive compensation and benefits consulting firm, was engaged to advise the Company and the Compensation Committee on various matters related to executive and director compensation and compensation programs. Pursuant to its charter, the Compensation Committee has the power to hire and terminate such consultants and to engage other advisors as appropriate to perform its duties, and to determine the terms, costs and fees for such engagements.
The current members of our Compensation Committee are Drs. Bloch and Horobin, Ms. Rielly-Gauvin and Mr. Kirsch, with Dr. Horobin serving as Chairperson. Each of the current members of our Compensation Committee is independent under the applicable rules and regulations of Nasdaq and is, or was, a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq.
The Compensation Committee of Liquidia Corporation held nine meetings during the year ended December 31, 2025. A copy of the Compensation Committee’s charter is posted on our website at www.liquidia.com.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee of our Board oversees the nomination of directors, including, among other things, identifying, evaluating and making recommendations of nominees to our Board, and evaluating the performance of our Board and individual members of our Board. When identifying nominees, the Nominating and Corporate Governance Committee considers, among other things, a nominee’s character and integrity, level of education and business experience, financial literacy and commitment to represent long-term interests of our equity holders. Our Nominating and Corporate Governance Committee is also responsible for reviewing developments in corporate governance practices, evaluating the adequacy of our corporate governance practices and making recommendations to our Board concerning corporate governance matters.
The current members of our Nominating and Corporate Governance Committee are Dr. Bloch, Ms. Rielly-Gauvin and Messrs. Manning and Singh, with Dr. Bloch serving as Chairperson. The composition of our Nominating and Corporate Governance Committee meets the requirements for independence under the rules and regulations of the SEC and the listing standards of Nasdaq. The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq.
The Nominating and Corporate Governance Committee of Liquidia Technologies and Liquidia Corporation, as applicable, held four meetings during the year ended December 31, 2025. A copy of the Nominating and Corporate Governance Committee’s charter is posted on our website at www.liquidia.com.
Evaluation and Identification of Director Nominees
The Nominating and Corporate Governance Committee considers a number of factors in identifying and evaluating director nominees. While all nominees should have the highest personal integrity, meet any required regulatory qualifications and have a record of exceptional ability and judgment, the Board relies on the judgment of members of the Nominating and Corporate Governance Committee, with input from our Chief Executive Officer, to assess the qualifications of potential Board nominees with a view to the contributions that they would make to the Board and to Liquidia. Because our Board believes that its members should ideally reflect a mix of experience and other qualifications, there is no rigid formula. We are committed to attracting, motivating and retaining a highly qualified board with a broad range of perspectives, backgrounds and experiences that enhances the effectiveness of our Board. In evaluating potential candidates, the Nominating and Corporate Governance Committee will consider, among others things, the degree to which a potential candidate fulfills a current Board need, such as the need for an audit committee financial expert, as well as the candidate’s ability and commitment to understand Liquidia and its industry and the candidate’s ability to devote the time necessary to fulfill the role of director (including, without limitation, regularly attending and participating in meetings of the Board and its committees). In considering potential candidates, the Nominating and Corporate Governance Committee will consider the overall competency of the Board in the following areas:
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industry knowledge;

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accounting and finance;

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business judgment;

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management;

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leadership;

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business strategy;

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crisis management; and

•
corporate governance.

In addition, the Nominating and Corporate Governance Committee may consider other factors, as appropriate in a particular case, including, without limitation, the candidate’s:
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sound business and personal judgment;

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senior management experience and demonstrated leadership ability;

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accountability and integrity;

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financial literacy;

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industry or business knowledge, including science, technology, and marketing acumen;

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the extent, nature and quality of relationships and standing in the research and local communities;

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in connection with nominees to be designated as “independent” directors, “independence” under regulatory definitions, as well as in the judgment of the Nominating and Corporate Governance Committee;

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independence of thought and ideas; and

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other board appointments and service.

The Nominating and Corporate Governance Committee considers recommendations for nominations from a variety of sources, including members of the Board, business contacts, community leaders and members of management, and the Nominating and Corporate Governance Committee may also commission formal search processes. As described below, the Nominating and Corporate Governance Committee will also consider stockholder recommendations for Board nominees. The Nominating and Corporate Governance Committee’s process for identifying and evaluating candidates is the same with respect to candidates recommended by members of the Board, management, stockholders or others.
Stockholder Director Nominee Recommendations
The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders. Stockholders who wish their proposed nominee to be considered by the Nominating and Corporate Governance Committee for nomination at our next annual stockholders’ meeting should follow the procedures set forth in our Bylaws as described in “Stockholder Proposals and Other Information” in this proxy statement.
Code of Conduct
In October 2016, we adopted a code of conduct, which applies to all of our employees, officers and directors, including those officers responsible for financial reporting. In July 2018, we amended our code of conduct to qualify as a “code of ethics” as defined by the rules of the SEC. In June 2020, upon the formation of Liquidia Corporation, we adopted a substantially similar code of conduct as the version which was approved in July 2018. In May 2025, we amended the code of conduct to reflect certain changes in management and to update certain other sections. The code of conduct is available on our website at www.liquidia.com. We intend to disclose any amendments to the code of conduct, or any waivers of its requirements, on our website to the extent required by the applicable rules and exchange requirements. The inclusion of our website address in this proxy statement does not incorporate by reference the information on or accessible through our website into this proxy statement.
Stockholder Communications
Any stockholder or other interested party who wishes to communicate directly with the Board as a group or any individual member of the Board, including any of our independent directors, should contact: The Liquidia Corporation Board of Directors, c/o Liquidia Corporation, 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560.
Relevant communications will be distributed to any or all directors as appropriate depending on the facts and circumstances outlined in the individual communication. In accordance with instructions from the Board, the Corporate Secretary reviews all correspondence, organizes the communications for review by the Board and distributes such communications to the full Board, to the independent directors or to one or more individual members, as appropriate. In addition, at the request of the Board, communications that do not directly relate to our Board’s duties and responsibilities as directors will be excluded from distribution. Such excluded items include, among others, “spam,” advertisements, mass mailings, form letters, and email campaigns that involve unduly large numbers of similar communications; solicitations for goods, services, employment or contributions; and surveys. Additionally, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will also be screened for omission. Any excluded communication will be made available to any director upon his or her request.
Tax and Accounting Considerations
Section 409A of the Code
Section 409A of the Code requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments, and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities, penalty taxes, and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees and other service providers, including our named executive officers, so that they are either exempt from, or satisfy the requirements of, Section 409A of the Code.
Section 280G of the Code
Section 280G of the Code disallows a tax deduction with respect to excess parachute payments to certain executives of companies that undergo a change in control. In addition, Section 4999 of the Code imposes a 20% penalty on the individual receiving the excess payment.
Parachute payments are compensation that is linked to or triggered by a change in control and may include, but are not limited to, bonus payments, severance payments, certain fringe benefits, and payments and acceleration of vesting from long-term incentive plans, including stock options and other equity-based compensation. Excess parachute payments are parachute payments that exceed a threshold determined under Section 280G of the Code based on the executive’s prior compensation. In approving the compensation arrangements for our named executive officers in the future, the compensation committee will consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 280G of the Code. However, the compensation committee may, in its judgment, authorize compensation arrangements that could give rise to loss of deductibility under Section 280G of the Code and the imposition of excise taxes under Section 4999 of the Code when it believes that such arrangements are appropriate to attract and retain executive talent.
Section 162(m) of the Code
Section 162(m) of the Code generally sets a limit of $1 million on the amount of compensation that we may deduct for federal income tax purposes in any given year with respect to the compensation of certain executives, including each of our named executive officers. Historically, compensation that qualified as “performance-based compensation” under Section 162(m) of the Code could be excluded from this $1 million limit. This exception was repealed with the Tax Cuts and Jobs Act of 2017, effective for taxable years beginning after 2017, subject to transition rules for compensation plans or agreements of corporations that are privately held and that become publicly held in an initial public offering. This transition period following the Company’s initial public offering expired as of the Company’s annual stockholders meeting in 2023.
While the compensation committee may consider the deductibility of compensation as a factor in determining executive compensation, the compensation committee retains the discretion to award and pay compensation that is not deductible as it believes that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation and to structure a program that we consider to be the most effective in attracting, motivating, and retaining key executives, without regard to the deductibility of compensation.
Accounting Standards
ASC Topic 718 requires us to calculate the grant date “fair value” of our stock-based awards using a variety of assumptions. ASC Topic 718 also requires us to recognize an expense for the fair value of equity-based compensation awards. Grants of RSUs and performance units under our equity incentive award plans will be accounted for under ASC Topic 718. The compensation committee will regularly consider the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, we may revise certain programs to appropriately align the accounting expense of our equity awards with our overall executive compensation philosophy and objectives.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth information regarding the beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act) of our stock as of the Record Date, except as noted below, by:
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each of our directors and nominees;

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each of our named executive officers (as defined in Item 402(m)(2) of Regulation S-K);

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each person, or group of affiliated persons, who is known by us to beneficially own more than five percent (5%) of our common stock; and

•
all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, which generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security, including options, restricted stock units or warrants that are currently exercisable or exercisable within 60 days of the Record Date. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, convertible securities or other rights, held by such person that are currently exercisable or will become exercisable within 60 days of the Record Date, are considered outstanding. We did not, however, deem such shares outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, to our knowledge, the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. The information in the table below does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Securities Act.
We have based our calculation of the percentage of beneficial ownership on 88,893,621 shares of common stock outstanding as of the Record Date.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Liquidia Corporation, 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560.
	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Entities affiliated with Farallon Capital Management, L.L.C.(1)	8,656,038	9.7%
Caligan Partners LP(2)	8,263,479	9.3%
Paul B. Manning(3)	6,061,495	6.8%
Named Executive Officers and Directors:
Roger A. Jeffs, Ph.D.(4)	5,194,758	5.7%
Michael Kaseta(5)	496,632	*
Russell Schundler(6)	996,685	1.1%
Rajeev Saggar(7)	338,153	*
Scott Moomaw(8)	297,718	*
Dr. Stephen Bloch(9)	208,428	*
Damian deGoa(10)	1,523,833	1.7%
Joanna Horobin(11)	164,627	*
David Johnson(2)	8,263,479	9.3%
Arthur Kirsch(12)	226,631	*
Paul B. Manning(3)	6,061,495	6.8%
Katie Rielly-Gauvin(13)	168,937	*
Ramandeep Singh(14)	105,741	*
Total for all current officers and directors as a group (17 persons)(15)	24,676,841	25.6%

*   Represents ownership of less than 1.0%.

(1)   Information based on a Schedule 13G/A filed February 9, 2026. Entities affiliated with Farallon Capital Management, L.L.C. reported that such entities have shared voting and dispositive power with respect to 8,656,038 shares of common stock. The address of Farallon Capital Management, L.L.C. is One Maritime Plaza, Suite 2100, San Francisco, California 94111.
(2)   Consists of (i) 8,118,592 shares of common stock held in funds and accounts managed by Caligan Partners LP (“Caligan”), of which Mr. Johnson is the sole managing member and sole beneficial owner, (ii) 20,359 shares of common stock that Mr. Johnson is deemed to hold for the benefit of certain funds and managed accounts (the “Caligan Funds and Accounts”) to which Caligan serves as investment manager and (iii) 124,528 shares of common stock underlying outstanding options and restricted stock units that are currently exercisable or which will have vested within 60 days of the Record Date. Mr. Johnson is deemed to hold 106,132 options and 18,396 restricted stock units, some of which are unvested, for the benefit of the Caligan Fund and Accounts, and may, after vesting and exercise, if applicable, transfer the common stock received upon exercise directly to such Caligan Fund and Accounts. The address for Caligan Partners LP and Mr. Johnson is 780 3rd Avenue, 30th Floor, New York, NY 10017.
(3)   Consists of (i) 435,674 shares of common stock held directly by PBM Capital Finance, of which Mr. Manning is the manager and sole beneficial owner, (ii) 198,413 shares of common stock held by PD Joint Holdings, (iii) 816,311 shares of common stock held by BKB Growth Investments, LLC (“BKB Growth”) (iv) 3,131,794 shares of common stock held by Mr. Manning jointly with his spouse, (v) 898,335 shares of common stock held by the Paul B. Manning Revocable Trust dated May 10, 2000, of which Mr. Manning is the trustee, (vi) 375,712 shares of common stock held by the PBM Grantor Retained Annuity Trust under agreement dated January 18, 2024, (vii) 75,475 shares of common stock held directly by Mr. Manning, and (vii) 129,781 shares of common stock underlying outstanding options and restricted stock units that are currently exercisable or which will have vested within 60 days of the Record Date. Paul B. Manning and Bradford Manning are each managers of Tiger Lily Capital, LLC, the manager of PD Joint Holdings and BKB Growth, and have joint voting and investment power with respect to the shares held by PD Joint Holdings and BKB Growth. The address for Mr. Manning is c/o PBM Capital Group, LLC, 200 Garrett Street, Suite S, Charlottesville, VA 22902.
(4)   Consists of (i) 46,595 shares of common stock held by Roger A. Jeffs Living Trust UAD 2/29/2000, of which Dr. Jeffs is the trustee, (ii) 713,386 shares of common stock held by Dr. Jeffs, (iii) 1,423,095 shares of common stock held by Serendipity BioPharma LLC (“Serendipity”), and (iv) 3,011,682 shares of common stock underlying outstanding options, performance restricted stock units and restricted stock units which will have vested within 60 days of the Record Date. Dr. Jeffs is a manager of Serendipity and has sole voting and dispositive power over the common units held by Serendipity.
(5)   Consists of (i) 130,442 shares of common stock (which includes 2,650 shares of common stock purchased pursuant to the Company’s 2020 Employee Stock Purchase Plan) and (ii) 366,190 shares of common stock underlying outstanding options, performance restricted stock units and restricted stock units that are currently exercisable or which will have vested within 60 days of the Record Date.
(6)   Consists of (i) 439,364 shares of common stock (which includes 12,306 shares of common stock purchased pursuant to the Company’s 2020 Employee Stock Purchase Plan), (ii) 14,500 shares of common stock held by Mr. Schundler’s spouse and (iii) 542,821 shares of common stock underlying outstanding options, performance restricted stock units and restricted stock units that are currently exercisable or which will have vested within 60 days of the Record Date.
(7)   Consists of (i) 51,063 shares of common stock (which includes 2,650 shares of common stock purchased pursuant to the Company’s 2020 Employee Stock Purchase Plan) and (ii) 287,090 shares of common stock underlying outstanding options, performance restricted stock units and restricted stock units that are currently exercisable or which will have vested within 60 days of the Record Date.
(8)   Consists of (i) 66,286 shares of common stock (which includes 2,650 shares of common stock purchased pursuant to the Company’s 2020 Employee Stock Purchase Plan) and (ii) 231,432 shares of common stock underlying outstanding options, performance restricted stock units and restricted stock units that are currently exercisable or which will have vested within 60 days of the Record Date.
(9)   Consists of (i) 20,359 shares of common stock and (ii) 188,069 shares of common stock underlying outstanding options and restricted stock units that are currently exercisable or which will have vested within 60 days of the Record Date. Dr. Bloch disclaims beneficial ownership of the 2,188,935 shares of common stock held by Canaan VIII, L.P. (“Canaan LP”). Canaan VIII LLC (“Canaan LLC” and together with Canaan LP, the “Canaan Entities”) is the general partner of Canaan LP. Investment and voting decisions with respect to securities held by Canaan LP are made by the managers of Canaan LLC, collectively. The Canaan Entities have instituted a communications-screen policy with respect to securities related to the Company, and Dr. Bloch does not participate in the Canaan Entities’ investment decisions regarding the Company’s securities.
(10)   Consists of (i) 68,075 shares of common stock and (ii) 1,455,758 shares of common stock underlying outstanding options and restricted stock units that are currently exercisable or which will have vested within 60 days of the Record Date.
(11)   Consists of (i) 15,359 shares of common stock and (ii) 149,268 shares of common stock underlying outstanding options and restricted stock units that are currently exercisable or which will have vested within 60 days of the Record Date.
(12)   Consists of (i) 20,359 shares of common stock held by Mr. Kirsch, (ii) 30,000 shares held by Revocable Trust of Arthur S. Kirsch and (iii) 174,272 shares of common stock underlying outstanding options and restricted stock units that are currently exercisable or which will have vested within 60 days of the Record Date.
(13)   Consists of (i) 20,359 shares of common stock and (ii) 148,578 shares of common stock underlying outstanding options and restricted stock units that are currently exercisable or which will have vested within 60 days of the Record Date.
(14)   Consists of (i) 20,359 shares of common stock and (ii) 85,382 shares of common stock underlying outstanding options and restricted stock units that are currently exercisable or which will have vested within 60 days of the Record Date.
(15)   Consists of an aggregate of (i) 17,357,187 shares of common stock and (ii) 7,319,654 shares of common stock underlying outstanding options, performance restricted stock units and restricted stock units that are currently exercisable or which will have vested within 60 days of the Record Date held by an aggregate of 17 executive officers and directors.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our Company’s executive officers and directors, and persons who own more than 10% of a registered class of our Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish our Company with copies of all Section 16(a) forms they file.
SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based solely on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during the fiscal year ended December 31, 2025, all filings required under Section 16(a) of the Exchange Act, were filed in a timely manner.

NON-EMPLOYEE DIRECTOR COMPENSATION
Our Board has adopted a non-employee director compensation policy in January 2024 that is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under the policy, each director who is not an employee is paid cash compensation as set forth below:
	Member Annual Fee ($)	Chairperson Additional Annual Fee ($)
Board of Directors	50,000	35,000
Audit Committee	10,000	10,000
Compensation Committee	7,500	7,500
Nominating and Corporate Governance Committee	5,000	5,000
Pursuant to the policy, each director then serving on our Board shall be granted, on an annual basis, $250,000 in the form of restricted stock units (“RSUs”) of our common stock with the RSUs vesting on the earlier of the (i) one year anniversary of the date of grant or (ii) the day prior to the Company’s next annual shareholder meeting following the date of grant (subject to earlier vesting on death effective as of January 2026).
Dr. Jeffs, a member of our Board and who has served as our Chief Executive Officer since January 2022, does not receive additional compensation for his service as a director. Dr. Jeff’s compensation for service as an employee for 2025 is presented in “Executive Compensation—2025 Summary Compensation Table.”
The following table presents the total compensation for each person who served as a non-employee member of our Board and received compensation for such service during the fiscal year ended December 31, 2025. Other than as set forth in the table and described more fully below, we did not grant any equity awards or pay any other compensation to any of the non-employee members of our Board in 2025. We reimburse non-employee members of our Board for reasonable travel expenses.
Name	Fees Earned or Paid in Cash ($)(1)	Restricted Stock Unit Awards ($)(2)	Total ($)
Stephen Bloch, M.D.	112,500	250,002	362,502
Damian deGoa	53,614	250,002	303,616
Joanna Horobin, M.B., C.H.B.	65,000	250,002	315,002
David Johnson	60,000	250,002	310,002
Arthur Kirsch	77,500	250,002	327,502
Paul B. Manning	55,000	250,002	305,002
Katie Rielly-Gauvin	62,500	250,002	312,502
Ramandeep Singh	65,000	250,002	315,002

(1)   Represents fees earned pursuant to our non-employee director compensation policy described above.
(2)   The value of RSU awards granted to directors is based upon the grant date fair value of awards calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. For information regarding our valuation of option awards, see “Stock-Based Compensation” in Note 5 of our financial statements for the period ended December 31, 2025. For information regarding these grants, see “—2025 Equity Awards to Non-Employee Directors”.

Equity Awards Held By our Non-Employee Directors
The following table lists all outstanding equity awards, as of December 31, 2025, held by our non-employee directors who served on our Board in 2025:
Name	Option Awards	Restricted Stock Unit Awards
Stephen Bloch, M.D.	169,673	18,396
Damian deGoa	1,437,362	18,396
Joanna Horobin, M.B., C.H.B.	130,872	18,396
David Johnson	106,132	18,396
Arthur Kirsch	155,876	18,396
Paul B. Manning	111,385	18,396
Katie Rielly-Gauvin	130,182	18,396
Ramandeep Singh	86,986	18,396

EXECUTIVE OFFICERS
The following table sets forth the name, age as of the Record Date and position of each of our current executive officers. The following also includes certain information regarding our current executive officers’ individual experience, qualifications, attributes and skills. Unless otherwise stated, the business address for all of our current executive officers and key personnel is c/o Liquidia Corporation, 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560.
Name	Age	Position
Roger A. Jeffs, Ph.D.	64	Chief Executive Officer and Director
Michael Kaseta	50	Chief Financial Officer and Chief Operating Officer
Jason Adair	54	Chief Business Officer
Rajeev Saggar, M.D	52	Chief Medical Officer
Scott Moomaw	56	Chief Commercial Officer
Russell Schundler	51	General Counsel and Secretary
Dana Boyle	42	Chief Accounting Officer
Sarah Krepp	44	Chief Human Resources Officer
Sanjeev Khindri, MB, ChB	56	Chief Development Officer
Roger A. Jeffs, Ph.D.
Please see Dr. Jeffs’ biography beginning on page 11 of this proxy statement under the section entitled “Class I Directors Continuing In Office Until the 2028 Annual Meeting.”
Michael Kaseta
Mr. Kaseta has been our Chief Operating Officer since January 2024 and Chief Financial Officer since November 2020. Mr. Kaseta served as Chief Financial Officer of Aerami Therapeutics, Inc., a private biotech company focused on the development of improved therapies for the treatment of severe respiratory diseases, including pulmonary arterial hypertension (“PAH”), from January 2019 until November 2020, and served as Chief Financial Officer of Aralez Pharmaceuticals Inc., a former specialty pharmaceutical company (“Aralez”) (Nasdaq: ARLZ), from March 2018 until January 2019. Mr. Kaseta previously served as Head of Finance and Interim Chief Financial Officer of Aralez from November 2017 until March 2018 and Corporate Controller from September 2016 until November 2017. Prior to joining Aralez, Mr. Kaseta held various positions at Sanofi S.A., a global biopharmaceutical company focused on human health, including most recently Chief Financial Officer Sanofi North America, Global Services, from April 2015 through September 2016. Mr. Kaseta was previously the Vice President Sanofi NA Pharma Controlling from January 2013 through April 2015, Vice President, Sanofi Financial Shared Services from March 2007 through December 2013 and Director of Technical Accounting from 2005 to 2007. Mr. Kaseta has served as a director of Heron Therapeutics, Inc. (NASDAQ:HRTX) since November 2024 and as a director of Bryn Pharmaceuticals from June 2023 to October 2025. Previously, Mr. Kaseta served as a director of Alimera Sciences, Inc. (NASDAQ: ALIM) from March 2023 to September 2024. Mr. Kaseta holds a BBA in accounting from James Madison University and is a CPA (inactive) licensed in the state of New Jersey.
Jason Adair
As Chief Business Officer at Liquidia, Mr. Adair is responsible for corporate development activities including strategy, investor relations, communications and pursuit of collaboration and licensing opportunities for the company. Mr. Adair was hired January 2016 by Liquidia Technologies and been serially promoted from Vice President Corporate Development & Strategy, to Senior Vice President Corporate Development & Strategy in 2022, to Chief Business Officer in 2023. Prior to joining Liquidia in 2016, Mr. Adair led business development efforts at BioCryst Pharmaceuticals as their Executive Director of Corporate Development. His work included the commercial launch and subsequent partnering of the company’s first FDA approved drug. He also worked at MedImmune and AstraZeneca in roles of increasing responsibility in business development, marketing and operations. Before entering the pharmaceutical industry, Mr. Adair worked as an analytical chemist for Syngenta and served as an officer in the United States Army. He received an M.B.A. from the Tuck School of Business at Dartmouth College and a B.S. in Chemistry from Wake Forest University.
Rajeev Saggar, M.D.
Dr. Saggar has been our Chief Medical Officer since July 2022 and oversees all aspects of research, clinical development, medical affairs, and regulatory affairs for the company. Prior to joining our company, Dr. Saggar was at Theravance Biopharma from January 2020 to July 2022, where he served as Vice President of Clinical Development, with oversight of all phases of clinical development across respiratory disease portfolio, including pulmonary fibrosis, allograft rejection, asthma, COPD, and COVID-19. Previously, Dr. Saggar also served as Interim Chief of the Division of Pulmonary Critical Care at University of Arizona, College of Medicine, Phoenix from January 2017 to December 2019, as the Medical Director of the Pulmonary Hypertension and Fibrosis Programs and Lung Transplant Program at Banner University Medical Center, Phoenix from July 2015 to December 2019, as the General Manager of Evolung, LLC (a subsidiary of United Therapeutics) from July 2013 to April 2014, as the Associate Director of Lung Transplant and Medical Director of Advanced Lung Disease at Norton Thoracic Institute from July 2011 to June 2013 and as Assistant Professor of Medicine at University of California, Los Angeles Lung Transplant and Pulmonary Hypertension Programs from June 2008 to June 2011. Dr. Saggar received a B.S. degree and a M.D. degree from the University of California, Irvine. He completed his residency in Internal Medicine at the University of California, Irvine, a fellowship in Pulmonary & Critical Care at the University of California, Irvine, and received subspecialty training in pulmonary hypertension and lung transplantation at University of California, San Diego and University of California, Los Angeles, respectively.
Scott Moomaw
Mr. Moomaw has been our Chief Commercial Officer since January 2023 and before that served as our Senior Vice President, Commercial effective upon consummation of the Merger Transaction in November 2020. Prior to Liquidia, Mr. Moomaw was RareGen’s Chief Operating Officer from August 2018 until November 2020. Mr. Moomaw is a seasoned leader in biopharmaceuticals. He has extensive experience launching products and developing commercial strategies and organizations. Prior to joining RareGen, from October 2016 until August 2018, Mr. Moomaw was Vice President of Marketing of OPKO Health, Inc. (Nasdaq: OPK), a medical test and medication company focused on diagnostics and pharmaceuticals, where he launched a specialty product for chronic kidney disease. Prior to OPKO Health, Mr. Moomaw was Associate Vice President of Marketing at United Therapeutics (Nasdaq: UTHR), a biotechnology company, from January 2011 until May 2016, where he led a portfolio of brands to treat pulmonary hypertension. Prior to United Therapeutics, from 2000 until 2010, Mr. Moomaw held a variety of sales and marketing roles of increasing responsibility at Eli Lilly and Company (NYSE: LLY), a pharmaceutical company. Mr. Moomaw graduated with a Bachelor of Science from Miami University and he holds a Master’s in Business Administration from the University of Michigan.
Russell Schundler
Mr. Schundler has been our General Counsel and Secretary since March 2021. Mr. Schundler served as General Counsel of PBM Capital Group, LLC (“PBM Capital”), a private equity investment firm in the business of investing in healthcare and life-science related companies from February 2020 until March 2021, and served as Corporate Counsel of PBM Capital from April 2014 to February 2020. Prior to joining PBM Capital, Mr. Schundler was an attorney in private practice with Woods Rogers PLC from 2010 to 2014, McGuireWoods LLP from 2007 to 2010 and Woods Rogers from 2001 to 2007. Mr. Schundler holds a B.A. in history and economics from the University of Virginia, a J.D. from the University of Virginia School of Law and is licensed to practice law in the Commonwealth of Virginia.
Dana Boyle
Ms. Boyle has been our Chief Accounting Officer since July 2025 and before that served as our Senior Vice President, Finance and Controller from January 2024 to July 2025, and as our Vice President, Finance and Controller from January 2021 to January 2024. With approximately 20 years of experience, Ms. Boyle brings deep knowledge in accounting, financial planning and analysis, and business operations to her role at

Liquidia. Prior to Liquidia, Ms. Boyle served as Controller of Aerami Therapeutics, Inc. from February 2019 to January 2021, and the Director of Financial Planning and Analysis at Aralez Pharmaceuticals Inc. from September 2017 to October 2018. Ms. Boyle began her career in Audit & Assurance and Mergers & Acquisitions Transaction Services at Deloitte & Touche LLP. Ms. Boyle holds a Bachelor of Science in accounting from Rutgers University and is a certified public accountant licensed in the state of New York.
Sarah Krepp
Ms. Krepp has been our Chief Human Resources Officer since July 2025 and before that served as our Senior Vice President, People and Culture, from July 2024 to July 2025, and as our Vice President, People and Culture from June 2023 to July 2024. She brings more than 19 years of experience in consulting, start-ups, mid-sized pharmaceuticals, and large clinical research organizations to her role at Liquidia. Previously, Ms. Krepp held progressive human resources leadership roles at PRA Group, Inc., Salix Pharmaceuticals, Inc., the gastroenterology business of Bausch Health Companies Inc., Chimerix, Inc. (now part of Jazz Pharmaceuticals plc), Istari Oncology, Inc. and most recently as Head of People and Culture for FUJIFILM Diosynth Biotechnologies U.S.A., Inc. She began her career working in the genetics laboratory of Bayer HealthCare LLC (later Talecris Biotherapeutics, now part of Grifols, S.A.), before transitioning into the field of human resources. Ms. Krepp holds a Bachelor of Science in Biology from North Carolina State University and has specialized training in Executive Compensation and Organizational Psychology.
Sanjeev Khindri, MB, ChB
Dr. Khindri has been our Chief Development Officer since January 2026 and before that served as our Senior Vice President, Clinical Development from February 2025 to January 2026. Dr. Khindri brings over 17 years of clinical development experience working across all phases of development from first-in-man to pivotal registrational, working in asthma, chronic obstructive pulmonary disorder (“COPD”), idiopathic pulmonary fibrosis (“IPF”), PAH and a number of rare and ultra-rare conditions as lymphangioleiomyomatosis, myelofibrosis and activated phosphoinositide 3-kinase delta syndrome. Dr. Khindri has taken a number of drugs to market in pediatric asthma and COPD. Prior to joining Liquidia, Dr. Khindri served as Executive Vice President, Clinical Development for Aerovate Therapeutics, Inc. (now part of Jade Biosciences, Inc.) (“Aerovate”) from September 2022 to August 2024 where he led a large, complex, global Phase 2 study in adult patients with PAH. Prior to Aerovate, he held increasingly senior roles in clinical development across a number of pharmaceutical companies, including Novartis AG from October 2006 to March 2014, GSK plc from April 2014 to March 2019, Janssen Pharmaceuticals, Inc. (now Johnson & Johnson Innovative Medicine) from June 2020 to April 2021, Galecto, Inc. (now Damora Therapeutics, Inc.) from March 2019 to June 2020 and Akari Therapeutics plc from May 2021 to September 2022. Dr. Khindri has authored more than 25 peer-reviewed publications with scientific interests including COPD, pediatric asthma and IPF. Dr. Khindri holds a degree in medicine from the University of Liverpool. Dr. Khindri completed his residency in Internal Medicine from the University of Liverpool and specialty training in clinical pharmacology and toxicology from King’s College, London and was in full-time clinical practice in acute and general medicine for 12 years.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) provides an overview of our executive compensation philosophy and objectives, as well as a description of the material components of our executive compensation program. This CD&A is intended to be read in conjunction with the tables that immediately follow this section, which provide further historical compensation information.
Named Executive Officers
Our named executive officers (“NEOs”) for fiscal year 2025 were:
•
Roger A. Jeffs, Ph.D., Chief Executive Officer

•
Michael Kaseta, Chief Operating Officer and Chief Financial Officer

•
Russell Schundler, General Counsel and Secretary

•
Rajeev Saggar, M.D., Chief Medical Officer

•
Scott Moomaw, Chief Commercial Officer

2025 Company Performance Highlights
Fiscal year 2025 was a highly successful year for the Company, with the Company making significant progress in driving overall business performance, pipeline advancement, business expansion, and increased market recognition. Key highlights and successes include the following:
Business Performance
•
Received FDA final approval for YUTREPIA in the treatment of both PAH and PH-ILD, and commenced commercial sales within days of approval.

•
Delivered strong and rapidly accelerating net product sales for the full year, with significant quarter-over-quarter revenue growth throughout the year, reflecting one of the top specialty drug launches across all therapeutic categories in recent years.

•
Achieved profitability well ahead of initial analyst estimates, reaching positive operating income within one quarter of launch.

•
Secured contracts with major commercial payers and successfully removed substantially all new-to-market access blocks, ensuring broad patient access to YUTREPIA.

•
Expanded the Company’s workforce to support launch execution and ongoing operations, maintaining low employee attrition.

Advanced Pipeline
•
Presented new and maturing data from the open-label ASCENT study in PH-ILD patients at multiple major medical conferences, including data demonstrating favorable tolerability, robust dose titration, and encouraging exploratory efficacy results.

•
Acquired rights to a next-generation vibrating mesh nebulizer device to support the L606 program, optimizing inhaled delivery for the pivotal study.

Business Expansion
•
Expanded patent filings for YUTREPIA and L606

•
Leased and initiated build-out of second manufacturing facility

Increased External Awareness
•
Achieved significant appreciation in the Company’s stock price and market capitalization during the fiscal year, reflecting strong investor confidence in the YUTREPIA launch and growth trajectory.

•
Actively engaged with the investment community through participation in multiple investor conferences and events.

Results of Fiscal Year 2024 Stockholder Advisory Vote
At our 2025 annual meeting of stockholders, our stockholders approved our Say-on-Pay proposal with approximately 97.1% of the votes in favor of the fiscal year 2024 compensation of our NEOs. We believe this vote signals strong overall support for our compensation program and their general design and, considering our stockholders’ strong support of our most recent Say-on-Pay proposal, the Compensation Committee did not undertake fundamental changes to our executive compensation programs following the 2025 annual meeting of stockholders.
The Compensation Committee continues to focus on pay practices that align compensation with performance and will continue to monitor and consider the results of our annual advisory Say-on-Pay proposals and feedback received from stockholders when making compensation decisions and considering any changes to our compensation programs.
Compensation Philosophy and Objectives
In order to create value for our stockholders, it is critical to attract, motivate and retain key executive officers by providing competitive compensation packages. The market for talented individuals in the life sciences industry is highly competitive and is becoming more challenging for employers. Our Board believes our compensation program should align executive interests with the drivers of growth and stockholder returns, and support achievement of our key business mission, goals and objectives.
Consequently, our executive compensation program is designed to attract, retain and reward key employees who contribute to our long-term success, to incentivize them to achieve key performance goals, and align executive compensation with our business objectives and the interests of our stockholders. The Compensation Committee is generally responsible for determining the compensation of our executive officers. For 2025, the material elements of our executive compensation program were base salary, annual cash incentive awards and equity-based compensation in the form of restricted stock units, including restricted stock units (“RSUs”) and performance restricted stock units (“PSUs”). FW Cook was retained to advise the Compensation Committee on matters related to executive compensation.
Our compensation philosophy is based on the following principles:
•
Pay for Performance:   A large portion of executive compensation is tied to achievement of corporate goals and individual performance. The Company’s annual cash incentive program provides executives the opportunity to earn bonuses ranging from 0% to 200% of target based on corporate performance.

•
Market Competitiveness:   We benchmark compensation against peer companies to ensure our pay levels are competitive in the market. The Compensation Committee engages FW Cook as its independent compensation consultant to conduct comprehensive benchmarking analyses.

•
Long-Term Alignment:   Equity compensation is used to align executives’ interests with those of stockholders and to promote long-term retention.

We aim to develop and implement compensation programs that are designed to encourage high performance, promote accountability, and assure that executives’ interests continue to be aligned with the interests of our stockholders. A large portion of the compensation awarded to executives is tied to Company and individual performance.

CEO Pay Mix
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
72%
1%
16%
11%
82%
<1%
6%
12%
37%
36%
<1%
13%
14%
2025
2024
2023
Salary
Non-equity incentive plan compensation
Bonus and all other compensation
Option Awards
Stock Awards

Other NEO Average Pay Mix
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
65%
1%
18%
16%
73%
1%
7%
19%
30%
30%
1%
15%
24%
2025
2024
2023
Salary
Non-equity incentive plan compensation
Bonus and all other compensation
Option Awards
Stock Awards

Compensation Determination Process
Role of the Compensation Committee
The Compensation Committee, which is comprised entirely of independent directors, oversees the executive compensation program. Our Compensation Committee is primarily responsible for reviewing, modifying and approving our overall compensation strategies, as well as approving corporate performance goals and relevant compensation of executive officers, senior management and non-employee directors. Our Board makes decisions regarding our Chief Executive Officer’s compensation, following recommendation from the Compensation Committee, which is informed by market data provided by FW Cook, as well as the Compensation Committee’s assessment of the Company’s and Chief Executive Officer’s overall performance.
Assessment of Risk
The Compensation Committee also evaluates and considers the potential risks in our business when designing and administering our executive compensation program, and discusses these risks with our management to determine whether our compensation philosophy and practices encourage excessive risk-taking. We believe our balanced approach to performance measurement and pay delivery works to avoid misaligned incentives for individuals to undertake excessive or inappropriate risk, and our Compensation Committee has determined that the risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.
Role of Management
In making executive compensation determinations for fiscal year 2025, our Compensation Committee considered a number of factors, including the recommendations of our Chief Executive Officer (other than with respect to the Chief Executive Officer’s own compensation), current and past total compensation, competitive market data and analysis provided by FW Cook, Company performance and each executive’s impact on performance, each executive’s relative scope of responsibility and potential, each executive’s individual performance and demonstrated leadership and internal equity pay considerations. From time to time, various members of management may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice, or to otherwise participate in Compensation Committee meetings.
Role of the Independent Compensation Consultant
The Compensation Committee has the authority under its charter to engage the services of outside legal counsel, compensation consultants, and other advisors. The Compensation Committee engages FW Cook as its independent compensation consultant to provide objective advice on executive and non-employee director compensation matters. FW Cook assists the Compensation Committee with peer group development, compensation benchmarking, incentive plan design, and market trend analysis. FW Cook reports directly to the Compensation Committee and performs no other services for the Company. The Compensation Committee has assessed the independence of FW Cook and determined that no conflict of interest exists that would prevent FW Cook from serving as an independent advisor to the Compensation Committee.
Peer Group
For fiscal year 2025 compensation decisions, the Compensation Committee used a peer group consisting of comparable commercial-stage biopharmaceutical companies selected based on the following criteria:
•
Industry:   Companies in the GICS 35 (Health Care) sector, specifically targeting relevant sub-industries such as Biotechnology and Pharmaceuticals

•
Scale:   Companies with 2024 average market capitalization generally between $500 million and $10 billion and revenues between $100 million and $2 billion

•
Business Characteristics:   Commercial companies with cardiovascular, pulmonary, and/or rare disease focus; companies whose products utilize a novel delivery mechanism; and companies with independent manufacturing operations

•
Peer Network:   Companies listed as a peer in ISS’ or Glass Lewis’ reports, as well as companies that appear in the peer groups of current peer companies or list the Company as a peer comparator

The table below shows our 2025 peer group:
Agios Pharmaceuticals, Inc.	MannKind Corporation
Amphastar Pharmaceuticals, Inc.	Mirum Pharmaceuticals, Inc.
Arcturus Therapeutics Holdings Inc.	Pacira BioSciences, Inc.
Axsome Therapeutics, Inc.	Rhythm Pharmaceuticals, Inc.
BioCryst Pharmaceuticals Inc.	Theravance Biopharma, Inc.
Catalyst Pharmaceuticals, Inc.	Travere Therapeutics, Inc.
Kiniksa Pharmaceuticals International, Plc	Verona Pharma Plc
Compensation Components
Our executive compensation program consists of the following elements: base salary, annual cash incentives and equity awards.
Base Salary
The NEOs receive a base salary to compensate them for services rendered to our Company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.
Base salaries for the NEOs are reviewed periodically by the Board and/or the Compensation Committee, with adjustments expected to be made generally in accordance with any applicable employment agreements, as well as financial and other business factors affecting our Company, and to maintain a competitive compensation package for our executive officers.
For fiscal year 2025, the Compensation Committee approved a flat 3% merit increase for our NEOs. The increases in 2025 were based on an assessment of the following factors:
•
Peer group data and external market information;

•
Individual performance; and

•
The desire to attract, engage and retain NEOs capable of achieving our strategic objectives and the marketability and criticality of retention of NEOs.

The table below sets forth the 2024 and 2025 base salary level for each of our NEOs:
Named Executive Officer	2024 Base Salary ($)	2025 Base Salary ($)
Roger A. Jeffs, Ph.D.	800,000	824,000
Michael Kaseta	572,960	592,250
Russell Schundler	525,001	540,750
Rajeev Saggar, M.D.	523,640	539,349
Scott Moomaw	436,800	449,904
Annual Cash Incentive Awards
We consider annual cash incentive bonuses to be an important component of our total compensation program that emphasizes pay for performance by aligning annual cash compensation with operational achievements, incentivizing our NEOs to drive performance during the fiscal year that supports long-term stockholder value creation. Target bonus percentages are set as a percentage of base salary and reflect each executive’s level and scope of responsibility.

Our NEOs are entitled to annual cash incentive bonuses calculated as a target percentage of their annual base salary. Target percentages are determined based upon our Compensation Committee’s assessment of their performance. Annual cash incentive bonuses are based on the Compensation Committee’s assessment of each NEO’s and our performance and are paid pursuant to the terms of the Liquidia Corporation Annual Cash Bonus Plan (the “Bonus Plan”), which was adopted in June 2020. Under the Bonus Plan, participants are eligible to receive an annual cash incentive bonus, the amount of which is determined based on the level of achievement of certain company and individual performance indicators that have been approved by our Compensation Committee and our Board for the relevant financial year. The determination of the amount of an annual cash incentive bonus (if any) payable to any eligible employee is solely and completely within the discretion of our Compensation Committee, and there is no obligation on our Compensation Committee to award any annual cash incentive bonus to any employee.
For fiscal year 2025, annual performance-based target bonus percentages for our NEOs were as follows:
Named Executive Officer	2025 Target Bonus Percentage	2025 Target Bonus Amount ($)	Maximum Bonus Amount ($)
Roger A. Jeffs, Ph.D.	70%	576,800	1,153,600
Michael Kaseta	60%	355,350	710,700
Russell Schundler	50%	270,375	540,750
Rajeev Saggar, M.D.	50%	269,675	539,349
Scott Moomaw	50%	224,952	449,904
For fiscal year 2025, the annual cash incentive bonus of each participant in the Bonus Plan was based on satisfaction of corporate goals grouped into four categories with the following weightings: Drive Business Performance (60%), Advance Pipeline (20%), Drive Business Expansion (10%), and Increase External Awareness (10%). These goals emphasized successful launch execution, a clear path to profitability, disciplined spending, pipeline progress, payer and manufacturing readiness, and enhanced market visibility. As noted above, we base bonus payouts on corporate performance with bonus payout from 0% to 200% of target based on actual performance.
The following table shows the Compensation Committee’s determination of the bonus payout percentages achieved for each respective metric under the Bonus Plan.
Metric	General Overview of Performance Conditions for Target Performance	Summary of Performance Conditions Supporting Maximum Payout	Actual Payout %
Drive Business Performance	Launch Yutrepia, achieve profitability, and focus on workforce achievements	Materially exceeded forecasts, profitability targets, and hiring goals	200%
Advance Pipeline	Enrollment and presentations at major conferences	Pipeline advanced beyond targets	200%
Drive Business Expansion	Focus on patent filings and formulary status	Successfully expanded filings and timely completed build out of second manufacturing facility	200%
Increase External Awareness	Increase market capitalization and analyst ratings	Nearly doubled market capitalization and achieved significant number of “buy” or “outperform” ratings	200%
We significantly outperformed the 2025 corporate goals across all four performance categories. As described in more detail beginning on page 33, we overachieved in all performance categories. Given our exceptional performance across all four goal categories, the Compensation Committee certified results at the maximum level under the plan and approved a 200% payout for fiscal year 2025. The aggregate amount of annual cash incentive bonuses payable under the Bonus Plan to all participants at the 200% payout level was approximately $15.0 million. The actual annual cash bonuses earned by each of our NEOs for 2025 performance are set forth below in the Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation.”

NEOs also earned an additional 18% of their 2024 target bonus on June 12, 2025 upon the first commercial sale of YUTREPIA. The Compensation Committee also awarded each of our NEOs received a special cash bonus of $25,000 in connection with the first commercial sale of YUTREPIA, as set forth below in the Summary Compensation Table in the column titled “Bonus.”
Equity-Based Compensation
We have historically awarded equity compensation to our NEOs in the form of stock options, RSUs and PSUs. Generally, grants of equity awards are made on the basis of level of responsibility, continued service to the Company, competitive market studies and performance. Equity awards granted to our NEOs are subject to time-based vesting, requiring the NEO’s continued employment with the Company, and/or performance-based vesting, with vesting of awards accelerating in specific circumstances as further explained below. The Compensation Committee determines the size of equity awards after considering Company and individual performance and information and recommendations provided by our independent compensation consultant. With respect to our NEOs other than our CEO, the Compensation Committee also considers the recommendations of our CEO when determining grant levels.
On January 11, 2025, our NEOs were granted equity awards under the Company’s equity incentive plan, with such awards split evenly between RSU awards and PSU awards. The grant date fair value of each award was calculated using the closing price of the Company’s common stock on The Nasdaq Stock Market LLC on January 10, 2025.
The following grant date fair values were issued to our NEOs, with 50% of the value granted in the form of RSU awards and 50% in the form of PSU awards: (i) Dr. Jeffs was granted equity awards with an aggregate grant date fair value of $5,590,992; (ii) Mr. Kaseta was granted equity awards with an aggregate grant date fair value of $2,749,991; (iii) Mr. Schundler was granted equity awards with an aggregate grant date fair value of $2,499,998; (iv) Dr. Saggar was granted equity awards with an aggregate grant date fair value of $1,749,996; and (v) Mr. Moomaw was granted equity awards with an aggregate grant date fair value of $1,699,993.
The RSU awards vest as follows: 25% of the shares subject to the RSU award vest on the one-year anniversary of the grant date, and the remaining 75% vest ratably on a quarterly basis over three years thereafter, subject to continued employment with the Company through the applicable vesting date.
The PSU awards are subject to a dual vesting conditions, both of which must be satisfied in order for the PSU award to vest. The performance condition for the PSU awards is the first commercial sale of YUTREPIA by the Company. The time-based vesting condition mirrors the RSU vesting schedule, with the condition being satisfied with respect to 25% of the shares on the one-year anniversary of the grant date and with respect to the remaining 75% of the shares ratably on a quarterly basis over three years thereafter, subject to continued employment with the Company through the applicable date.
On June 3, 2025, the Compensation Committee confirmed that the first sale milestone was achieved following the first commercial sale of YUTREPIA, thereby satisfying the performance condition for all outstanding PSU awards. The PSU awards remain subject to the existing time-based vesting requirements.
Perquisites and Other Benefits
Health and Welfare Benefits
Our NEOs are eligible to participate in all of our employee benefit plans, including our medical, dental, vision, life and disability insurance plans, and electronics allowance, in each case on the same basis as other employees. We believe these benefits are necessary and appropriate to provide a competitive compensation package to our NEOs.
Deferred Compensation and Other Retirement Benefits
We currently maintain a 401(k) plan for our employees, including our NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. Participants are 100% vested in their deferrals when contributed. We contribute 100% of eligible employee contributions up to 4% of an employee’s eligible compensation, subject to the maximum amount permitted by the Internal Revenue Code. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan, and making employer contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies.
Severance and Change in Control Benefits
We maintain an Amended and Restated Executive Severance and Change in Control Plan (the “Severance Plan”) to provide competitive benefits to executives in the event of certain terminations of employment. The Severance Plan was adopted effective as of May 9, 2024. A detailed description of the Severance Plan is set forth below in the section titled “Potential Payments Upon Termination or Change in Control.”
Compensation-Related Governance Policies
Clawback Policy
Effective November 2, 2023, our Board adopted a Policy for Recovery of Erroneously Awarded Incentive Compensation (the “Clawback Policy”) in accordance with the Nasdaq listing standards. The Clawback Policy applies to all incentive-based compensation, which is any compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure, received by any of our current or former executive officers who is or was an “officer” of the Company within the meaning of Rule 16a-1(f) of the Exchange Act, including our NEOs.
The Clawback Policy applies in the case of an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The Clawback Policy provides that promptly following such an accounting restatement, the Compensation Committee will determine the amount of the erroneously awarded compensation, which is the excess of the amount of incentive-based compensation received by current and former executive officers during the three completed fiscal years immediately preceding the required restatement date over the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts. The Company will provide each such executive officer with a written notice of such amount and a demand for repayment or return. If such repayment or return is not made within a reasonable time, the Clawback Policy provides that the Company will recover the erroneously awarded compensation in a reasonable and prompt manner using any lawful method, subject to limited exceptions as permitted by Nasdaq. Our current Clawback Policy is available on our website at www.liquidia.com.
Insider Trading Policy
We have adopted an insider trading policy (the “Insider Trading Policy”), which governs the purchase, sale and/or other dispositions of our securities by our directors, officers and employees, their immediate family members and entities owned or controlled by them as well as consultants that have access to material nonpublic information. The Insider Trading Policy is designed to promote compliance with insider trading laws, rules and regulations and Nasdaq listing standards. Our current Insider Trading Policy is available on our website at www.liquidia.com.
Anti-Hedging and Anti-Pledging Policy
Pursuant to the Insider Trading Policy, members of the Board, officers, employees and consultants to the Company, as well as their immediate family members, are prohibited from engaging in short-term or speculative transactions involving the Company’s securities that may be considered hedging, as well as pledging the Company’s securities as collateral to secure a loan. Specifically prohibited transactions include, but are not limited to: (i) selling the Company’s common stock within six months of purchasing such common stock in the open market, other than purchases and sales under the Company’s Employee Stock Purchase Plan or sales made within six months before or after the exercise of options that were granted by the Company; (ii) engaging in “short” sales of the Company’s securities; (iii) using the Company’s securities held in a margin account or pledged as collateral to secure a loan, without prior written approval of the Chief Financial Officer, as the administrator of the insider trading policy; (iv) transactions in straddles, collars, or implementing standing and limit orders or other similar risk reduction devices, except in limited cases with the prior written approval of the Chief Financial Officer; or (v) transactions in publicly traded options relating to the Company’s securities, such as put and call options.
Report of the Compensation Committee
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K of the SEC’s rules and regulations with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
Practices Related to the Grant of Equity Awards
Under our practices, our Compensation Committee grants equity awards in the first quarter of each fiscal year to the Company’s executive officers and employees and grants equity awards to independent members of the Board of Directors after each annual meeting of stockholders. New hire equity awards are granted on a new hire’s employment start date. Neither the Board nor the Compensation Committee take into account material non-public information when determining the timing or terms of stock option awards, nor do we time disclosure of material non-public information for the purpose of affecting the value of executive compensation. The Compensation Committee has also authorized the Company’s CEO to approve spot grants to reward employees (not including executive officers) for exceptional performance from time to time, subject to annual limits.
In response to Item 402(x), during 2025, we did not grant stock options (or similar awards) to any NEO during any period beginning four business days before and ending one business day after the filing of any company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed any material non-public information.
Submitted by the members of the Compensation Committee:
Joanna Horobin
Stephen Bloch
Katie Rielly-Gauvin
Arthur Kirsch

Summary Compensation Table
The following table sets forth information concerning the compensation of our NEOs for the fiscal years ended December 31, 2025, 2024 and 2023. In accordance with the rules promulgated by the SEC, certain columns relating to information that is not applicable have been omitted from this table.
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-equity incentive plan compensation ($)	All other compensation ($)(3)	Total ($)
Roger A. Jeffs, Ph.D.	2025	824,000	25,000(8)	5,590,992	—	1,254,400(5)	18,344	7,712,736
Chief Executive Officer	2024	800,000	—	5,533,450	—	403,200(6)	14,580	6,751,230
	2023	689,000	—	1,786,215	1,780,203	620,100(7)	13,980	4,889,498
Michael Kaseta	2025	592,250	25,000(8)	2,749,991	—	772,800(5)	16,022	4,156,063
Chief Financial Officer and Chief Operating Officer(4)	2024	572,960	—	2,953,250	—	248,400(6)	14,580	3,789,190
	2023	501,100	—	769,195	766,604	375,825(7)	13,980	2,426,704
Russell Schundler	2025	540,750	25,000(8)	2,499,998		588,000(5)	17,347	3,671,095
General Counsel and Secretary	2024	525,001	—	2,128,375	—	189,000(6)	15,795	2,858,171
	2023	477,000	—	642,710	640,545	286,200(7)	15,286	2,061,741
Rajeev Saggar, M.D.	2025	539,349	25,000(8)	1,749,996	—	586,477(5)	16,022	2,916,844
Chief Medical Officer	2024	523,640	—	1,412,300	—	188,510(6)	14,911	2,139,361
	2023	503,500	—	514,165	512,438	302,100(7)	14,974	1,847,176
Scott Moomaw	2025	449,904	25,000(8)	1,699,993	—	489,216(5)	16,841	2,680,954
Chief Commercial Officer	2024	436,800	—	1,243,075	—	157,248(6)	14,580	1,851,703
	2023	420,000	—	514,165	512,438	252,000(7)	14,240	1,712,842

(1)   These amounts represent the aggregate grant date fair value of RSU and PSU awards granted to each NEO. The value of these grants has been calculated in accordance with ASC Topic 718. The shares subject to each of these RSU awards granted to our NEOs in 2023, 2024 and 2025 vest as follows: 25% of the shares subject to the RSU award vest on the one-year anniversary of the grant date, and the remaining 75% vest ratably on a quarterly basis over three years thereafter, subject to continued employment with the Company through the applicable vesting date. The shares subject to each of these PSU awards granted to our NEOs in 2024 and 2025 vest based on satisfaction a time-based vesting condition and a performance condition, both of which must be satisfied in order for the PSU award to vest. The time-based vesting condition applicable to PSU awards is satisfied as follows: with respect to 25% of such PSUs on the one-year anniversary of the grant date, and with respect to the remaining PSUs ratably on a quarterly basis over a three-year period, subject to continued employment with the Company through the applicable date. The performance condition applicable to PSU awards is satisfied upon the first commercial sale of YUTREPIA by the Company. On June 3, 2025, the Compensation Committee confirmed that the performance condition applicable to the PSU awards was satisfied following the first commercial sale of YUTREPIA. The PSU awards remain subject to the existing time-based vesting requirements.
(2)   The value of option awards granted to our NEOs is based upon the grant date fair value of awards calculated in accordance with ASC Topic 718. For information regarding our valuation of option awards, see “Stock-Based Compensation” in Note 9 of our financial statements for the period ended December 31, 2025.
(3)   Includes Company contributions to (i) our 401(k) plan on behalf of each of our NEOs and (ii) our NEOs’ health savings accounts. Contributions to health savings accounts and 401(k) plan contributions for services performed in 2023, 2024 and 2025 were paid on a per-payroll basis.
(4)   Mr. Kaseta has served as our Chief Operating Officer since January 15, 2024.
(5)   Represents cash bonus paid by the Company in January 2026 in accordance with the Company’s payroll and reflects the achievement of 200% of the Company’s 2025 corporate goals, as determined by the Compensation Committee, according to the following bonus target percentages of 2025 base salary for the

NEOs: 70% bonus target for Dr. Jeffs, 60% bonus target for Mr. Kaseta, and 50% bonus target for Messrs. Schundler and Moomaw and Dr. Saggar. The NEOs received an additional bonus equal to 18% of the NEO’s 2024 target bonus on June 12, 2025, upon the first commercial sale of YUTREPIA.
(6)   Represents cash bonus paid by the Company in January 2025 in accordance with the Company’s payroll and reflects the achievement of 72% of the Company’s 2024 corporate goals, as determined by the Compensation Committee, according to the following bonus target percentages of 2024 base salary for the NEOs: 70% bonus target for Dr. Jeffs, 60% bonus target for Mr. Kaseta, and 50% bonus target for Messrs. Schundler and Moomaw and Dr. Saggar.
(7)   Represents cash bonus paid by the Company in January 2024 in accordance with the Company’s payroll and reflects the achievement of 150% of the Company’s 2023 corporate goals, as determined by the Compensation Committee, according to the following bonus target percentages of 2023 base salary for the NEOs: 60% bonus target for Dr. Jeffs, 50% bonus target for Mr. Kaseta, and 40% bonus target for Messrs. Schundler and Moomaw and Dr. Saggar.
(8)   Represents a special cash bonus paid to the NEOs upon the first commercial sale of YUTREPIA.
Grants of Plan-Based Awards
The following table sets forth information concerning the non-equity incentive awards and equity-based awards granted to our NEOs in 2025:
			Estimated future payouts under non-equity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards(2)			All other stock awards: Number of shares of stock or units(3) (#)	Grant date fair value of stock and option awards ($)(4)
Name	Award Type	Grant date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Roger A. Jeffs, Ph.D.	Performance-Based Cash Bonus	1/11/2025	—	576,800	1,153,600
	PSU Award	1/11/2025				—	229,327	—		2,795,496
	RSU Award	1/11/2025							229,327	2,795,496
Michael Kaseta	Performance-Based Cash Bonus	1/11/2025	—	355,350	710,700
	PSU Award	1/11/2025				—	112,797	—		1,374,995
	RSU Award	1/11/2025							112,797	1,374,995
Russell Schundler	Performance-Based Cash Bonus	1/11/2025	—	269,675	539,349
	PSU Award	1/11/2025				—	102,543	—		1,249,999
	RSU Award	1/11/2025							102,543	1,249,999
Rajeev Saggar, M.D.	Performance-Based Cash Bonus	1/11/2025	—	270,375	540,750
	PSU Award	1/11/2025				—	71,780	—		874,998
	RSU Award	1/11/2025							71,780	874,998
Scott Moomaw	Performance-Based Cash Bonus	1/11/2025	—	224,952	449,904
	PSU Award	1/11/2025				—	69,729	—		849,997
	RSU Award	1/11/2025							69,729	849,997

(1)   Represents annual bonus opportunities paid by the Company in accordance with the Bonus Plan and Company’s payroll, according to the following bonus target percentages of 2025 base salary for the NEOs: 70% bonus target for Dr. Jeffs, 60% bonus target for Mr. Kaseta, 50% bonus target for Messrs. Schundler and Moomaw and Dr. Saggar. For additional detail on our annual bonus program, please see “Compensation Discussion and Analysis—Annual Cash Incentive Awards” above.
(2)   Represents PSU awards granted to the NEOs, which are subject to a time-based vesting condition and a performance condition, both of which must be satisfied in order for the PSU award to vest. The performance condition for the PSU awards is satisfied upon the first commercial sale of YUTREPIA by the Company. The time-based vesting condition applicable to PSU awards is satisfied as follows: with respect to 25% of the shares on the one-year anniversary of the grant date and with respect to the remaining 75% vest ratably on a quarterly basis over three years thereafter, subject to continued employment with the Company through the applicable date. The PSU awards vest upon the later of achieving the performance condition and satisfying the time-based vesting requirement. For additional detail on our PSU awards, please see “Compensation Discussion and Analysis—Equity-Based Compensation” above.
(3)   Represents RSU awards granted to the NEOs, which vest as follows: 25% of the shares subject to the RSU award vest on the one-year anniversary of the grant date, and the remaining 75% vest ratably on a quarterly basis over three years thereafter, subject to continued employment with the Company through the applicable vesting date. For additional detail on our RSU awards, please see “Compensation Discussion and Analysis—Equity-Based Compensation” above.
(4)   The amounts reported reflect the aggregate grant date fair value of each stock award computed in accordance with FASB ASC Topic 718 or under the assumptions noted. See Note 9 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 for the assumptions used in calculating these amounts.
Employment Agreements with Named Executive Officers
Jeffs Employment Agreement
We entered into an executive employment agreement with Dr. Jeffs, our Chief Executive Officer, on January 3, 2022 (the “Jeffs Employment Agreement”), pursuant to which Dr. Jeffs is entitled to an annual base salary of $824,000 as of the end of 2025, subject to annual increase, and is eligible to receive a discretionary annual cash bonus with a target of 70% of his annualized base salary for 2025 and 75% of his annualized base salary for 2026. Dr. Jeffs’ base salary may be increased from time to time by the Board and, notwithstanding anything to the contrary, may also be reduced if the Board determines such reduction is necessary and justified by our financial condition and implements an equal percentage reduction in the base salaries of all of our executive officers, provided that such reduction will not be greater than 10% of his base salary. Dr. Jeffs is employed by Liquidia Technologies on an at-will basis, meaning that either we or Dr. Jeffs may terminate his employment at any time without giving advance notice. The Jeffs Employment Agreement is governed by the laws of North Carolina. Dr. Jeffs has also entered into a confidentiality, inventions assignment, non-competition and non-solicitation agreement, pursuant to which Dr. Jeffs agrees to refrain from disclosing our confidential information during or at any time following his employment with us and from competing with us or soliciting our employees or customers during their employment and for 12 months following termination of his employment.
Dr. Jeffs is entitled to receive certain severance benefits upon certain types of qualifying termination events pursuant to the Severance Plan (as defined below). For more information, see “—Potential Payments Upon Termination or Change in Control—Severance Plan” below.
Kaseta Employment Agreement
We entered into an executive employment agreement with Mr. Kaseta, our Chief Financial Officer on November 30, 2020 (the “Kaseta Employment Agreement”), pursuant to which Mr. Kaseta is entitled to an annual base salary of $592,250 as of the end of 2025, subject to annual increase, and is eligible to receive a discretionary annual cash bonus with a target of 60% of his annualized base salary for 2024 and subsequent years. Mr. Kaseta’s base salary may be increased from time to time by the Board and, notwithstanding anything to the contrary, may also be reduced if the Board determines such reduction is necessary and justified by our financial condition and implements an equal percentage reduction in the base salaries of all of our executive officers, provided that such reduction will not be greater than 10% of his base salary. Mr. Kaseta is employed on an at-will basis, meaning that either we or Mr. Kaseta may terminate his employment at any time without giving advance notice.
Mr. Kaseta is entitled to receive certain severance benefits upon certain types of qualifying termination events pursuant to the Severance Plan. For more information, see “—Potential Payments Upon Termination or Change in Control—Severance Plan” below.
Saggar Employment Agreement
We entered into an executive employment agreement with Dr. Saggar, our Chief Medical Officer, effective June 13, 2022 (the “Saggar Employment Agreement”), pursuant to which Dr. Saggar is entitled to an annual base salary of $539,349 as of the end of 2025, subject to annual increase, and is eligible to receive a discretionary annual cash bonus with a target of 50% of his base salary for 2024 and subsequent years. Dr. Saggar’s base salary may be increased from time to time by the Board and, notwithstanding anything to the contrary, may also be reduced if the Board determines such reduction is necessary and justified by the Company’s financial condition and implements an equal percentage reduction in the base salaries of all of its executive officers, provided that such reduction will not be greater than 10% of his base salary. Dr. Saggar is employed on an at-will basis, meaning that either we or Dr. Saggar may terminate his employment at any time, with or without cause or advance notice.
Dr. Saggar is entitled to receive certain severance benefits upon certain types of qualifying termination events pursuant to the Severance Plan. For more information, see “—Potential Payments Upon Termination or Change in Control—Severance Plan” below.
Other Named Executive Officers
Although Messrs. Schundler and Moomaw have not entered into individual employment agreements, they are entitled to receive certain severance benefits upon certain types of qualifying termination events pursuant to the Severance Plan.
For more information, see “—Potential Payments Upon Termination or Change in Control—Severance Plan” below.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information regarding outstanding equity awards held by each of the NEOs as of December 31, 2025.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/share)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Roger A. Jeffs, Ph.D.	30,000(2)	—	3.38	11/18/2030
	30,353(3)	—	2.51	3/24/2031
	20,000(4)	—	2.59	8/20/2031
	1,647,768(5)	35,059	5.14	1/3/2032
	912,069(5)	19,406	4.86	6/17/2032
	270,633(12)	100,521	6.17	1/11/2033
					90,469(14)	3,120,276
					124,502(15)	4,294,074
					124,502(16)	4,294,074
					229,327(17)	7,909,488
					229,327(18)	7,909,488
Michael Kaseta	230,000(7)	—	2.79	11/30/2030
	18,500(8)	—	2.97	1/19/2031
	10,000(6)	—	2.54	7/21/2031
	73,438(9)	1,562	6.25	1/16/2032
	128,125(10)	21,875	5.12	7/28/2032
	116,542(12)	43,287	6.17	1/11/2033
					2,344(13)	80,845

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/share)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
					38,958(14)	1,343,661
					52,453(15)	1,809,104
					52,453(16)	1,809,104
					28,125(19)	970,031
					112,797(17)	3,890,369
					112,797(18)	3,890,369
Russell Schundler	200,000(11)	—	2.42	3/29/2031
	10,000(6)	—	2.54	7/21/2031
	73,438(9)	1,562	6.25	1/16/2032
	128,125(10)	21,875	5.12	7/28/2032
	97,378(12)	36,169	6.17	1/11/2033
					2,344(13)	80,845
					32,552(14)	1,122,718
					61,951(15)	2,136,690
					33,826(16)	1,166,659
					102,543(17)	3,536,708
					102,543(18)	3,536,708
Rajeev Saggar, M.D.	170,833(20)	29,167	3.73	7/18/2032
	77,903(12)	28,935	6.17	1/11/2033
					26,041(14)	898,154
					31,777(15)	1,095,989
					31,777(16)	1,095,989
					71,780(17)	2,475,692
					71,780(18)	2,475,692
Scott Moomaw	80,000(21)	—	3.40	11/19/2030
	15,300(8)	—	2.97	1/19/2031
	10,000(6)	—	2.54	7/21/2031
	58,750(9)	1,250	6.25	1/16/2032
	64,063(10)	10,937	5.12	7/28/2032
	77,903(12)	28,935	6.17	1/11/2033
					1,875(13)	64,669
					26,041(14)	898,154
					27,969(15)	964,651
					27,969(16)	964,651
					69,729(17)	2,404,953
					69,729(18)	2,404,953

(1)   Based on the $34.49 per share closing price of our common stock on December 31, 2025, as reported by Nasdaq.

(2)   The shares underlying the option vested in 36 monthly installments beginning in November 2020 and ending in November 2023.
(3)   The shares underlying the option vested in four quarterly installments beginning in March 2021 and ending in December 2021.
(4)   The shares underlying the option vested in 36 monthly installments beginning in August 2021 and ending in August 2024.
(5)   25% of the shares underlying the option vested on in January 2023 and the remaining shares vested in 36 monthly installments thereafter ending in January 2026.
(6)   50% of the shares underlying the option vested on November 5, 2021 upon achievement of the acceleration event related to the Company’s receipt of tentative approval the FDA of the Company’s New Drug Application for YUTREPIA, 12.5% of the shares underlying the option vested on July 21, 2022 and the remaining shares vested in 36 monthly installments thereafter ending in July 2025.
(7)   25% of the shares underlying the option vested in November 2021 and the remaining shares vested in 36 monthly installments ending in November 2024.
(8)   The shares underlying the option vested in 48 monthly installments beginning in January 2021 and ending in January 2025.
(9)   The shares underlying the option vested in 48 monthly installments beginning in January 2022 and ending in January 2026.
(10)   The shares underlying the option vest in 48 monthly installments beginning in July 2022 such that all shares will be vested on July 28, 2026, subject to the NEO’s continuous service as of each such date.
(11)   25% of the shares underlying the option vested in March 2022 and the remaining shares vested in 36 monthly installments ending in March 2025.
(12)   The shares underlying the option vest in 48 monthly installments beginning in January 2023 such that all shares will be vested on January 11, 2027, subject to the NEO’s continuous service as of each such date.
(13)   Amount includes the unvested portion of RSUs granted on January 16, 2022. 25% of the RSUs settled into common stock on February 28, 2023 and the remaining RSUs vested in 12 quarterly installments thereafter ending in February 2026.
(14)   Amount includes the unvested portion of RSUs granted on January 11, 2023. 25% of the RSUs settled into common stock on March 15, 2024 and the remaining RSUs vest in 12 quarterly installments thereafter such that all the RSUs settle into common stock shares on January 11, 2027, subject to the NEO’s continuous service as of each such date.
(15)   Amount includes the unvested portion of RSUs granted on January 11, 2024. 25% of the RSUs settled into common stock on January 11, 2025 and the remaining RSUs vest in 12 quarterly installments thereafter such that all RSUs settle into common stock on January 11, 2028, subject to the NEO’s continuous service as of each such date.
(16)   Amount includes the unvested portion of PSUs granted on January 11, 2024. 25% of the PSUs time-vested on January 11, 2025 and the remaining PSUs time-vest in 12 quarterly installments thereafter (the “Time-Based Vesting”), provided that, the PSUs will vest and settle on the later of the Time-Based Vesting and the first commercial sale of YUTREPIA by the Company, subject to the NEO’s continuous service as of each such date. On June 3, 2025, the Compensation Committee confirmed that the first sale milestone was achieved following the first commercial sale of YUTREPIA, thereby satisfying the performance condition for all outstanding PSU awards. The PSU awards remain subject to the existing time-based vesting requirements.
(17)   Amount includes the unvested portion of RSUs granted on January 11, 2025. 25% of the RSUs settled into common stock on January 11, 2026 and the remaining RSUs vest in 12 quarterly installments thereafter such that all RSUs settle into common stock on January 11, 2029, subject to the NEO’s continuous service as of each such date.
(18)   Amount includes the unvested portion of PSUs granted on January 11, 2025. 25% of the PSUs time-vested on January 11, 2026 and the remaining PSUs time-vest in 12 quarterly installments thereafter (the “Time-Based Vesting”), provided that, the PSUs will vest and settle on the later of the Time-Based Vesting and the first commercial sale of YUTREPIA by the Company, subject to the NEO’s continuous service as of each such date. On June 3, 2025, the Compensation Committee confirmed that the first sale milestone was achieved following the first commercial sale of YUTREPIA, thereby satisfying the performance condition for all outstanding PSU awards. The PSU awards remain subject to the existing time-based vesting requirements.
(19)   Amount includes the unvested portion of RSUs granted on January 15, 2024. 25% of the RSUs settled into common stock on January 11, 2025 and the remaining RSUs vest in 12 quarterly installments thereafter such that all RSUs settle into common stock on January 11, 2028, subject to the NEO’s continuous service as of each such date.
(20)   25% of the shares underlying the option vested in July 2023 and the remaining shares vest in 36 monthly installments such that all shares will be vested in July 2026, subject to the NEO’s continuous service as of each such date.
(21)   25% of the shares underlying the option vested in November 2021 and the remaining shares vested in 36 monthly installments ending in July 2024.
Option Exercises and Stock Vested in Fiscal Year 2025
The following table presents, for each of the NEOs, the number of shares of our common stock acquired upon the vesting and settlement of RSUs and PSUs during the year ended December 31, 2025 and the aggregate value realized upon the vesting and settlement of RSUs and PSUs. None of our NEOs exercised any stock options in 2025.
	Stock awards
Name	Number of shares acquired on vesting (#)	Value realized on vesting(1) ($)
Roger A. Jeffs, Ph.D.	266,047	4,174,947
Michael Kaseta	144,011	2,293,150
Russell Schundler	109,910	1,758,262
Rajeev Saggar, M.D.	87,857	1,344,027
Scott Moomaw	71,841	1,179,982

(1)   The “value realized on vesting” is the market value on the date of release of the applicable shares multiplied by the number of shares that vested.
Pension Benefits and Nonqualified Deferred Compensation
The Company does not maintain a nonqualified deferred compensation plan for the benefit of the NEOs and none of the NEOs participate in a defined benefit pension plan maintained by the Company.
Potential Payments Upon Termination or Change in Control
Severance Plan
In May 2024, we adopted an Amended and Restated Executive Severance and Change in Control Plan (the “Severance Plan”), under which eligible employees are entitled to receive certain severance benefits upon certain types of qualifying termination events.
Under the Severance Plan, a participant is designated by the Compensation Committee as a Tier 1 Participant, a Tier 2 Participant, a Tier 3 Participant, or a Tier 4 Participant, as specified in the participation agreement for each eligible employee. Dr. Jeffs is designated as a Tier 1 Participant. Messrs. Kaseta, Schundler and Moomaw and Dr. Saggar are designated as Tier 2 Participants. Upon a termination of employment of a participant (a) initiated by us other than for “cause” or disability and for a reason other than death or termination or (b) initiated by the participant for “good reason” (which does not include termination of employment by voluntary resignation, voluntary retirement, death, for “cause” or disability) (collectively, an “Involuntary Termination”) outside of a Change in Control Period (defined below), a participant is eligible to receive the following severance: (a) all accrued obligations; (b) (i) for the Tier 1 Participant, 18 months base salary paid over an 18-month period in substantially equal installments in accordance with the Company’s normal payroll schedule; and (ii) for the Tier 2 Participants, 12 months base salary paid over a 12-month period in substantially equal installments in accordance with the Company’s normal payroll schedule; (c) for the Tier 1 Participant only, payment equal to the Tier 1 Participant’s target annual cash incentive determined as of the termination date; and (d) employer-portion of COBRA monthly premiums for a period of (i) 18 months for the Tier 1 Participant; and (ii) 12 months for the Tier 2 Participants, provided that the participant timely elects to continue such COBRA benefits and remains eligible for such benefits under applicable law.
Upon an Involuntary Termination that occurs within the Change in Control Period (which is the period beginning three months prior to the Change in Control and ending twelve months after the Change in Control), a participant is eligible to receive the following severance: (a) all accrued obligations; (b) (i) for the Tier 1 Participant, a lump sum payment equal to 24 months of base salary and target annual incentive; and (ii) for the Tier 2 Participants, a lump sum payment equal to 12 months base salary and target annual incentive, provided that such amount shall be paid no more than sixty days after the termination of employment; (c) 100% of the unvested portion of the participant’s outstanding equity shall become vested; and (d) a lump sum COBRA payment in an amount equal to the product of (i) the excess of COBRA monthly premium rate over the active employees’ monthly premium rate multiplied by (ii) (A) 24 months for the Tier 1 Participant; and (B) 12 months for the Tier 2 Participants.
The following table sets forth information concerning the payments and benefits that would be made to our NEOs assuming an Involuntary Termination outside of a Change in Control Period occurred on December 31, 2025 under the Severance Plan.
Name	Cash Severance ($)	Pro-Rata Target Annual Incentive ($)	Benefits ($)	Value of Accelerated Equity ($)	Total ($)
Roger A. Jeffs, Ph.D.	1,236,000	576,800	32,096	—	1,844,896
Michael Kaseta	592,250	—	30,692	—	622,942
Russell Schundler	540,750	—	25,943	—	566,693
Rajeev Saggar, M.D.	539,349	—	30,692	—	570,041
Scott Moomaw	449,904	—	30,692	—	480,596
The following table sets forth information concerning the payments and benefits that would be made to our NEOs assuming an Involuntary Termination within a Change in Control Period occurred on December 31, 2025 under the Severance Plan.
Name	Cash Severance ($)	Pro-Rata Target Annual Incentive ($)	Benefits ($)	Value of Accelerated Equity ($)	Total ($)
Roger A. Jeffs, Ph.D.	1,648,000	576,800	42,794	31,978,136	34,245,731
Michael Kaseta	592,250	355,350	30,692	15,705,950	16,684,242
Russell Schundler	540,750	270,375	25,943	13,291,214	14,128,281
Rajeev Saggar, M.D.	539,349	269,675	30,692	9,758,132	10,597,847
Scott Moomaw	449,904	224,952	30,692	8,877,990	9,583,538
Effective December 18, 2025, the Company amended the existing stock option and RSU award agreements with each of the NEOs to provide that all unvested stock options and RSUs will vest in full upon the executive’s death. In addition, the Company amended the existing PSU award agreements with each of the NEOs to provide that the time-based vesting conditions applicable to the PSUs will be deemed satisfied in full upon the executive’s death; provided, however, that the performance-based vesting conditions applicable to the PSUs will remain subject to the achievement of the applicable performance requirements in accordance with the original terms of the award agreements. The Value of Accelerated Equity that would be made to our

NEOs upon termination due to death on December 31, 2025 assuming target performance would be as set forth in the table above describing payments due on an Involuntary Termination within a Change in Control Period.
Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing information about the relationship of the annual total compensation of our employees (other than our CEO) and the annual total compensation of Roger A. Jeffs, Ph.D., who served as our CEO as of December 31, 2025. For 2025, our last completed year, the annual total compensation in 2025 of our CEO was approximately 31 times the median of the annual total compensation of all of our other employees, other than our CEO (the “Pay Ratio”). The median of the annual total compensation of all employees of our Company (other than our CEO) was $251,948. For the purposes of the Pay Ratio calculation, we used our CEO’s total compensation as outlined in the “Summary Compensation Table” above, for a total of $7,712,736.
The Company chose December 31, 2025 as the date for establishing the employee population used in identifying the median employee and used the 12 month period from January 1, 2025 through December 31, 2025 as the measurement period. We identified the median employee using the consistently applied compensation measure of the wages and other compensation as reported in Box 1 of Form W-2 for 2025 for each employee. Permanent employees who joined in 2025 and permanent employees who were on leave during 2025 were assumed to have worked for the entire measurement period. We captured all employees as of December 31, 2025, consisting of approximately 216 individuals. No cost-of-living adjustments were made. The annual total compensation of the median employee and the annual total compensation of our CEO were calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.
Pay Versus Performance
The following table sets forth compensation information for our CEO, referred to below as our PEO, and our other NEOs, or non-PEO NEOs, for purposes of comparing their compensation to the value of our shareholders’ investments and our results of operations, calculated in accordance with SEC regulations, for fiscal years 2025, 2024, 2023, and 2022. As we were a smaller reporting company for purposes of reporting for all fiscal years prior to fiscal year 2025, the following table sets forth information with respect to the alignment between our NEO compensation and our financial performance for the past four fiscal years.
Year	(1) Summary Compensation table total for PEO	(1)(2) Compensation actually paid to PEO	(1) Average summary Compensation table total for non-PEO NEOs	(1)(2) Average Compensation actually paid to non-PEO NEOs	Value of initial fixed $100 investment based on:
					(3) Company TSR	(3) Peer Group TSR	Net Loss (in thousands)	Revenue (in thousands)
2025	$7,712,736	$34,945,674	$2,806,280	$12,084,939	$708.21	$120.69	$(68,924)	$158,320
2024	$6,751,230	$6,236,714	$3,323,681	$3,129,713	$241.48	$91.15	$(130,394)	$13,996
2023	$4,889,498	$15,455,856	$2,244,223	$4,823,625	$247.02	$92.42	$(78,502)	$17,488
2022	$10,762,132	$13,888,510	$1,763,908	$2,177,710	$130.80	$89.09	$(41,015)	$15,935

(1)   For each fiscal year, represents amount reported for our PEO and average amount reported for our NEOs, in each case in the Total column of the Summary of Compensation Table. Our PEO and NEOs for each of these fiscal years are shown below:
Year	PEO	Non-PEO NEOs
2025	Roger A. Jeffs, Ph.D.	Michael Kaseta, Russell Schundler, Rajeev Saggar, M.D., Scott Moomaw
2024	Roger A. Jeffs, Ph.D.	Michael Kaseta, Russell Schundler
2023	Roger A. Jeffs, Ph.D.	Michael Kaseta, Russell Schundler

Year	PEO	Non-PEO NEOs
2022	Roger A. Jeffs, Ph.D.	Michael Kaseta, Russell Schundler
(2)   Amounts represent Compensation Actually Paid to our PEO and the average Compensation Actually Paid to our non-PEO NEOs for the relevant fiscal year. Compensation Actually Paid represents the amount reported in the Total column of the Summary Compensation Table for the applicable fiscal year, adjusted as shown below. Fair value or change in fair value, as applicable, of equity awards in the Compensation Actually Paid columns was determined as follows: (i) the fair value as of the end of the fiscal year of outstanding and unvested equity awards granted in that year; (ii) the change in fair value during the year of equity awards granted in prior years that remained outstanding and unvested at the end of the year; (iii) the fair value as of the vesting date of equity awards that were granted and vested in that year; and (iv) the change in fair value during the year through the vesting date of equity awards granted in prior years that vested during that year. Equity values are calculated in accordance with ASC Topic 718.
Year	Reported Summary Compensation Table Total for Dr. Jeffs	(a) Reported Value of Equity Awards for Dr. Jeffs	(b) Aggregate Equity Award Adjustments for Dr. Jeffs	Compensation Actually Paid to Dr. Jeffs
2025	$7,712,736	$(5,590,992)	$32,823,930	$34,945,674
2024	$6,751,230	$(5,533,450)	$5,018,934	$6,236,714
2023	$4,889,498	$(3,566,418)	$14,132,776	$15,455,856
2022	$10,762,132	$(10,229,906)	$13,356,284	$13,888,510

(a)   Represents the reported value of equity awards as reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)   The amounts deducted or added in calculating the equity award adjustments are as follows:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Dr. Jeffs	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Dr. Jeffs	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Dr. Jeffs	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Dr. Jeffs	Fair Value at Last Day of Prior Year of Equity Awards Failed to Meet Vesting Conditions During Year for Dr. Jeffs	Dollar Value of any Dividends or Other Earnings Paid on Stock or Option Awards During Year Prior to the Vesting Date that are not otherwise included in the Total Compensation During Year for Dr. Jeffs	Aggregate Equity Awards Adjustment
2025	$15,818,976	$11,071,066	$—	$5,933,888	$—	$—	$32,823,930
Year	Average Reported Summary Compensation Table Total for non-PEO NEOs	(a) Average Reported Value of Equity Awards for non-PEO NEOs	(b) Average Aggregate Equity Award Adjustments for non-PEO NEOs	Average Compensation Actually Paid to non-PEO NEOs
2025	$2,806,280	$(1,853,019)	$11,131,678	$12,084,939
2024	$3,323,681	$(2,540,813)	$2,346,845	$3,129,713
2023	$2,244,223	$(1,409,527)	$3,988,929	$4,823,625
2022	$1,763,908	$(1,179,023)	$1,592,825	$2,177,710

(a)   Represents the reported value of equity awards as reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)   The amounts deducted or added in calculating the equity award adjustments are as follows:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for non-PEO NEOs	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for non-PEO NEOs	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for non-PEO NEOs	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for non-PEO NEOs	Fair Value at Last Day of Prior Year of Equity Awards Failed to Meet Vesting Conditions During Year for non-PEO NEOs
Dollar
Value of
any
Dividends
or Other
Earnings
Paid on
Stock or
Option
Awards
During
Year Prior
to the
Vesting
Date that
are not
otherwise
included in
the Total
Compensation
During
Year for
non-PEO
NEOs
							Average Aggregate Equity Awards Adjustment
2025	$6,153,861	$3,941,821	$—	$1,035,996	$—	$—	$11,131,678
(3)   For the relevant fiscal year, represents the cumulative TSR of our common stock and our Peer Group at the end of each fiscal year. In each case, assume an initial investment of $100 on December 31, 2022. The Peer Group reflects the Nasdaq Biotechnology Index, which is the same industry peer group used in the stock performance graph required by Item 201(e) of Regulation S-K and included in our Annual Report.

Description of Relationship Between NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
Below are graphs showing the relationship of “compensation actually paid” to our PEO and other non-PEO NEOs in 2025, 2024, 2023 and 2022 to (1) Company total shareholder return (“TSR”) of Liquidia, (2) Liquidia’s net loss, and (3) Liquidia’s total revenue.
We do not use any financial performance measures to link executive compensation to company performance. Accordingly, we are not required to disclose a tabular list of our most important financial performance measures.

Relationship Between Compensation Actually Paid and Company TSR
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
Compensation Actually Paid
$800
$700
$600
$500
$400
$300
$200
$100
$0
Total Shareholder Return
2022
2023
2024
2025
PEO CAP
Non-PEO NEO average CAP
Company TSR
NASDAQ Biotechnology Index TSR

Relationship Between Compensation Actually Paid and Company Net Loss
Compensation Actually Paid (CAP)
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
($30.0)
($50.0)
($70.0)
($90.0)
($110.0)
($130.0)
($150.0)
Net Loss (in millions)
2022
2023
2024
2025
PEO CAP
Non-PEO NEO average CAP
Net Loss

Relationship Between Compensation Actually Paid and Company Revenue
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
Compensation Actually Paid (CAP)
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
Total Revenue (in millions)
2022
2023
2024
2025
PEO CAP
Non-PEO NEO average CAP
Total Revenue

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Our Audit Committee is responsible for reviewing and approving all material transactions with any related party on a continuing basis. Related parties can include any of our directors, nominees for director, officers, holders of 5% or more of our capital stock and their immediate family members. We may not enter into a related person transaction unless the disinterested members of our Audit Committee has reviewed and approved such transaction. We believe the transactions set forth below were executed on terms no less favorable to us than we could have obtained from unaffiliated third parties.
See “Non-Employee Director Compensation” and “Executive Compensation” above for a discussion of director compensation, executive compensation and our named executive officers’ employment agreements.
The following is a description of transactions since January 1, 2025, to which we have been a party, in which the amount involved exceeds or will exceed $120,000 and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.
Indemnification Agreements and Directors’ and Officers’ Liability Insurance
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, penalties fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.
Policies and Procedures for Related Party Transactions
Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions and pursuant to its charter, our Audit Committee, but only those independent directors who are disinterested, will be tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS; HOUSEHOLDING
Pursuant to the rules of the SEC, Liquidia, intermediaries (e.g., brokers, banks and nominees) and service providers that Liquidia employs to deliver communications to its stockholders are each permitted to deliver to two or more stockholders sharing the same address a single Notice or copy of the proxy materials. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. Under this process, stockholders of record who have the same address and last name will receive a single envelope containing the Notice for all stockholders having that address. The Notice for each stockholder will include that stockholder’s unique control number needed to vote his or her shares.
Upon written or oral request, Liquidia will promptly deliver a separate copy of the Notice or proxy materials to any stockholder at a shared address to which a single copy of the Notice or proxy materials was delivered and/or who wishes to receive separate copies in the future. Stockholders receiving multiple copies of the Notice or proxy materials may likewise request that Liquidia deliver single copies of the Notice or proxy materials in the future. Stockholders may notify Liquidia of their requests by calling or writing Liquidia at its mailing address at (919) 328-4400 or Liquidia Corporation, 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560, Attention: Corporate Secretary, respectively.
If you are a beneficial owner, you can request information about householding from your broker, bank or nominee.
STOCKHOLDER PROPOSALS AND OTHER INFORMATION
Deadline for Submission of Stockholder Proposals and Recommendations for Director
Any stockholder proposal submitted to us pursuant to SEC Rule 14a-8 under the Exchange Act for inclusion in our proxy materials for the 2027 annual meeting of stockholders must be received by us no later than the close of business on December 25, 2026.
In order for a stockholder to nominate a person for election to the Board or bring other business before the 2027 annual meeting of stockholders, the stockholder must comply with the advance notice provisions of our Bylaws, which require that the stockholder deliver written notice to the Secretary and comply with the other requirements set forth in the Bylaws. Specifically, we must receive this notice not less than 90 days and not greater than one hundred 120 days prior to the first anniversary of the preceding year’s annual meeting. In the event that the date of the annual meeting is advanced more than 30 days prior to or delayed (other than as a result of adjournment) by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.
ANNUAL REPORT
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is included with these proxy materials. A copy of our Annual Report (on Form 10-K), including the financial statements included therein, is also available without charge on our website (www.liquidia.com) or upon written request to us at Liquidia Corporation, 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560, Attention: Corporate Secretary.
EXPENSES AND SOLICITATION
All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, certain of our directors, officers and regular employees, without additional remuneration, may solicit proxies in person or by telephone or telegraph. The Company may elect to engage outside professionals to assist it in the distribution and solicitation of proxies at a fee to be borne by the Company. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.

OTHER MATTERS
The Board does not know of any matters to be presented at the Annual Meeting other than those listed in the Notice of Annual Meeting of Stockholders that accompanies this proxy statement. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.
To the extent that information contained in this proxy statement is within the knowledge of persons other than our management, we have relied on such persons for the accuracy and completeness thereof.
This proxy statement and our Annual Report on Form 10-K is available in the “Investors” section of our website at www.liquidia.com. Alternatively, upon the receipt of a written request from any stockholder entitled to vote at the forthcoming Annual Meeting, we will mail, at no charge to the stockholder, a copy of our Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the SEC pursuant to Rule 13a-1 under the Exchange Act, for the Company’s most recent fiscal year. Requests from beneficial owners of our voting securities must set forth a good faith representation that, as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to: 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560, Attention: Corporate Secretary.
If you would like us to send you a copy of the exhibits listed on the exhibit index of the Annual Report on Form 10-K, we will do so upon your payment of our reasonable expenses in furnishing a requested exhibit.
You are urged to complete, sign, date and return your proxy card promptly to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.
By Order of the Board of Directors,
/s/ Roger A. Jeffs, Ph.D. Roger A. Jeffs, Ph.D. Chief Executive Officer, Director
Dated: April 24, 2026

WHERE YOU CAN FIND ADDITIONAL INFORMATION AND INCORPORATION BY REFERENCE
We are subject to the informational requirements of the Exchange Act, and are required to file reports, any proxy statements and other information with the SEC. Copies of any reports, statements or other information that we file with the SEC, including this proxy statement, can also be obtained upon written request from the SEC’s website on the Internet at www.sec.gov, free of charge. We also maintain a website at www.liquidia.com, at which you may access these materials free of charge as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.
We have not authorized anyone to provide you with information that differs from that contained in this proxy statement. You should not assume that the information contained in this proxy statement is accurate as on any date other than the date of the proxy statement, and the mailing of this proxy statement to our stockholders shall not create any implication to the contrary.
This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction.
This proxy statement incorporates by reference our Annual Report on Form 10-K for the year ended December 31, 2025 that we previously filed with the SEC; provided, however, that we are not incorporating by reference Part III thereof and any documents, portions of documents or information deemed to have been furnished and not filed in accordance with SEC rules.
In addition, we are incorporating by reference herein any future filings we make with the SEC under Section 11, 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the Annual Meeting. Such documents are considered to be a part of this proxy statement, effective as of the date such documents are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.
You can obtain any of the documents listed above from the SEC, through the website of the SEC at the address described above or from Liquidia by requesting them in writing or by telephone at the following address:
LIQUIDIA CORPORATION
419 Davis Drive, Suite 100
Morrisville, North Carolina 27560
Attention: Corporate Secretary
Telephone: (919) 328-4400

Liquidia CORPORATION

VOTE

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Liquidia Corporation 2026 Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals – The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Withhold
01 - David Johnson	☐	☐
02 - Katie Rielly-Gauvin	☐	☐
03 - Ramandeep Singh	☐	☐

	For	Against	Abstain
2. To ratify the Appointment of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for the Year Ending December 31, 2026.	☐	☐	☐
3. To approve, on an advisory basis, the compensation of our named executive officers.	☐	☐	☐

B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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Liquidia ~TE 1111101111111111111111111 IIII DIii 1111111111111111 IIII 1111 c,,,,,.,.,CORPORATIONENOORSEllENl_LINE, ____ SI\CK?.\C._ __ _1111111111111,,,1111111111111111111111111111111111111111luhl 11111111111111111" 1i111111.-=t IAR ,\ SMPl.EO OESIGOOOI ~F Am)O AOO I CO A0020 A003A004A005A006Uquidia Corporation 2026 Annual Meeting Proxy cad000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 extYour vote matters - here's how to vote!You may vote online or by phone inst ead of mailing this card.OnlineGo to www.envisiornports.com/l0DAor scan the OR code - login details arelocated in the shaded bar below.l'tloneCall toll bee 1·800'652·VOTE (8683) withinthe USA. US t erritories and CanadaSave paper, time and money!Sign up for electronic delivery atwww.envisionreports.com/LODA., WYTIN& ff Md., sa&N, Ot:lACH ANO llTURff JM( IIOTION l'OltflON IN II« (IIC:I.OS(O 01vno,c. TII Propouls - The Board of Oi~ctors rec:ommend a vote FOR all the nomiMts listed and FOR Proposals 2 aiw:I 3,l Cled ion c,I Ol octou:!'or Wlhhokl + for WithholdDD DD DDl. b r ltilr the A,:,poiltml'lll of Jll'icra•~" hor.,seCb r ltilr the A,:,poiltml'lll of Jll'icra•~" hor.,seCIINS(I silJI (IJ«lti .s ll.lllC!~ ,ppe• s /l(ln!Ol'I. Jtitit oaneu sht!Uld Nth silJI. i11en silJli" 4$ •ltorney, U(ltu!or, tdnirirtr•lor, oor~ •te olfi«r, tn,'ltt(I, c;u•lf4n. or w'lticdi.tn. r:&- 9Nt0.,te· (lmt/dcl/r,n.> • lle.iw 11rirt dslt bd-. Si914lun! I • PINst -t(lp si911.1ture • ilhi:i lfl(I 1101. 1i1J14!11'(1 ? • l'ftt

The 2026 Annual Meeting of Stockholders of Liquidia Corporation will be held on
Tuesday, June 16, 2026, 4:30 p.m. Eastern Time, virtually via the internet at meetnow.global/MNVUTUZ.

Important notice regarding the Internet availability of proxy materials for the Liquidia Corporation 2026 Annual Meeting of Stockholders.
The material is available at: www.envisionreports.com/LQDA

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/LQDA

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Liquidia Corporation

Notice of 2026 Annual Meeting of Stockholders

Roger Jeffs and Michael Kaseta, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Liquidia Corporation to be held on June 16, 2026 at 4:30 p.m. Eastern Time or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all the nominees listed and FOR items 2 and 3.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

The 2,026 Annual Meeting of stocJlhoklen of liquidia Corporation will be hekl onTuesday, June 16, 2026, 4:30 p.m. Eastern nme, virtually via the internet at netnow.g.lobal/NNV\1T\JZ.To access the virtual mftting, you must have the information that is printed in the shaded barlocated on the reverse side of this form.l.mporta.nt notice rtrqarding. the lntemet availability of proxy materials for the Liquidia Corporation 2026 AMual Meeting of StocJlholders..liquidia CorporationThe material is available at: www.envisionreports.com.ll0DASmall steps make an impactHelp the environment by consenting to r?ceive eledranicdelivwy, sign up at www.envisionreports..com/l.OOAY Ir WfflNfj IY MAI., sa&N, Ot:lACM AJIO l[TURtf JM( IOTION l'OltflON IN II« (Ntl.OS(O OIVn OK. TNotice of 2026 Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting - June 16, 2026+Roger Jeffs and Michael l(aseta, or any of them, N ch with the power of substitution. are her?by a:ulhorized to represent and vote the shares of theundersigned, with an the powers whidl th:e undersigned would possess if pe1sonalry present. at the Annual tleeting of Stoctholders 0, Liquidia Corporationto be held on June 16, 2026 al 4:30 p.m. Eastern TI.me or al any postponement or adjournment th iNeof.Shires representtrd by this proxy will be voted by the stockbolder. l.f no such dirtdions are indicatoed, the Proxies will have authori ty to vote FOR allthe nominfts listed and FOR items 2 and 3.In their discretion, the Proxies are authorized to vote upon wch other bllSiness as may properly come before the meeting.(Ile.ms to be voted appear on reverse side)